UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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VITRAN CORPORATION INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VITRAN CORPORATION INC.

185 The West Mall

Suite 701

Toronto, Ontario

M9C 5L5

Telephone: (416) 596-7664    Fax: (416) 596-8039

www.vitran.com

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

MAY 15, 2013

NOTICE is hereby given that the annual and special meeting of shareholders (the “Meeting”) of Vitran Corporation Inc. (the “Company”) will be held at the offices of Vitran Corporation Inc., 185 The West Mall, Suite 701, Etobicoke, Ontario, at 4:30 pm (EDT) on Wednesday, May 15, 2013, for the following purposes:

1.	to receive the 2012 Annual Report on Form 10-K of the Company containing the audited consolidated financial statements of the Company for the financial years ended December 31, 2012 and December 31, 2011, and the auditor’s report thereon;

2.	to elect five (5) directors;

3.	to appoint KPMG LLP as auditor and authorize the directors to fix the auditor’s remuneration;

4.	to hold a non-binding advisory vote on the compensation of our named executive officers;

5.	to consider and if deemed appropriate, to pass, with or without variation, a resolution to approve the amended and restated stock option plan of the Company;

6.	subject to and conditioned upon the approval of the resolutions described in items 7 and 8 below, to consider and if deemed appropriate, to pass, with or without variation, a resolution to confirm By-Law No. 8 (other than the elimination of the second or ‘casting’ vote in favour of the Chair of the meeting of the board of directors of the Company and the adoption of advance notice provisions with respect to the nomination of directors, which are the subjects of items 7 and 8 below, respectively) as the new general by-law of the Company, which new general by-law effects changes to the previous by-laws of the Company that are primarily ministerial in nature;

7.	subject to and conditioned upon the approval of the resolutions described in item 6 above and item 8 below, to consider and if deemed appropriate, to pass, with or without variation, a resolution to confirm Section 4.16 of By-Law No. 8, which effects a change to the previous by-laws of the Company to eliminate the second or ‘casting’ vote in favour of the Chair of the meeting of the board of directors of the Company if there is a tie in the votes cast by directors at such meeting;

8.	subject to and conditioned upon the approval of the resolutions described in items 6 and 7 above, to consider and if deemed appropriate, to pass, with or without variation, a resolution to confirm Section 10.5 of By-Law No. 8, which effects a change to the previous by-laws of the Company to provide for advance notice provisions with respect to the nomination of directors; and

9.	to transact such further and other business as may properly come before the Meeting or any adjournment or adjournments thereof.

While the three resolutions related to confirming By-Law No. 8 (items 6, 7 and 8 above) are being considered separately for purposes of voting, the resolutions are interdependent such that obtaining the requisite shareholder approval of (i) the resolution confirming the ministerial changes effected by By-Law No. 8, (ii) the resolution confirming Section 4.16 of By-Law No. 8, which eliminates the Chair’s second or ‘casting’ vote, and (iii) the resolution confirming Section 10.5 of By-Law No. 8, which provides for advance notice provisions with respect to the nomination of directors, are each a condition precedent to the effectiveness of the other resolutions and no such resolution will be effective without the approval of the other resolutions. If all resolutions related to confirming By-Law No. 8 are not approved, By-Law No. 8 will cease to be effective immediately following completion of the Meeting and the by-laws in effect prior to the board of director’s adoption of By-Law No. 8 (namely By-Law No. 6 and By-Law No. 7) will be the by-laws of the Company.

Holders of common shares of the Company who are unable to be present at the Meeting are kindly requested to specify on the accompanying form of proxy the manner in which the shares represented thereby are to be voted and to sign, date and return same in the enclosed return postage prepaid envelope for delivery to the Secretary of the Company, c/o Computershare Investor Services Inc, 100 University Avenue, 9th Floor, North Tower, Toronto, Ontario, M5J 2Y1, no later than 4:30 pm (EDT) on May 13, 2013, or, if the Meeting is postponed or adjourned, no later than 48 hours (excluding Saturdays, Sundays and holidays) prior to such reconvened meeting.

By Order of the Board of Directors,

/s/ Fayaz D. Suleman

Fayaz D. Suleman
Secretary

Toronto, Ontario
April 17, 2013

2

MANAGEMENT INFORMATION CIRCULAR

SOLICITATION OF PROXIES

(FOR USE AT THE ANNUAL AND SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON MAY 15, 2013)

THIS MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF VITRAN CORPORATION INC. (THE “COMPANY” or “VITRAN”) OF PROXIES FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS (THE “MEETING”) of the Company to be held at Vitran Corporation Inc., 185 The West Mall, Suite 701, Etobicoke, Ontario commencing at 4:30 in the afternoon (Toronto time), on Wednesday, May 15, 2013, and at any adjournment or adjournments thereof for the purposes set out in the foregoing notice of meeting (the “Notice”). A copy of this Management Information Circular has been mailed on or about April 22, 2013 to shareholders of record on April 12, 2013. Holders of common shares of the Company (the “Common Shares”) who are unable to be present at the Meeting in person are requested to complete, sign, date and return the accompanying form of proxy to the Secretary of the Company, c/o Computershare Investor Services Inc., 100 University Avenue, 9th Floor, North Tower, Toronto, Ontario, M5J 2Y1 no later than 4:30 pm (EDT) on May 13, 2013, or, if the Meeting is postponed or adjourned, no later than 48 hours (excluding Saturdays, Sundays and holidays) prior to such reconvened meeting. An addressed envelope, with the postage prepaid, accompanies this Management Information Circular and may be used for such purpose. The cost of solicitation by management of the Company (“Management”) will be borne directly by the Company. The solicitation will be primarily by mail; however, the directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile or in person.

Unless otherwise indicated, all dollar references herein are in United States dollars.

Appointment and Revocation of Proxies

The persons named in the accompanying form of proxy are officers or directors of the Company and shall represent Management at the Meeting. A shareholder has the right to appoint as proxy holder a person or company other than the persons designated in the enclosed proxy form to represent him and to act on his behalf at the Meeting. A shareholder desiring to appoint some other person or company, who need not be a shareholder, to represent him at the Meeting may do so either by inserting such person’s or company’s name in the blank space provided in the form of proxy or by completing another form of proxy and in either case delivering the completed form of proxy addressed to the Secretary of Vitran Corporation Inc., c/o Computershare Investor Services Inc., 100 University Avenue, 9th Floor, North Tower, Toronto, Ontario, M5J 2Y1, no later than 4:30 pm (Toronto time) on May 13, 2013, or, if the Meeting is postponed or adjourned, no later than 48 hours (excluding Saturdays, Sundays and holidays) prior to such reconvened meeting.

A proxy may be revoked by a shareholder:

(a)	by signing another form of proxy, bearing a later date, and depositing it with the Secretary of the Company any time up to and including the last business day before the Meeting;

(b)	as to any matter on which a vote shall not have already been cast pursuant to the authority conferred by such proxy, by signing a written notice of revocation and delivering it to the Chairman or Secretary of the Meeting; or

(c)	by attending the Meeting in person and personally voting the Common Shares represented by the proxy.

In addition to the revocation in accordance with any of the aforesaid procedures, a proxy may be revoked under subsection 110(4) of the Business Corporations Act (Ontario) (the “OBCA”) (a) by depositing an instrument in writing executed by the shareholder or by his attorney who is authorized, by a document that is signed in writing or by electronic signature or, if the shareholder is a company, by an officer or attorney thereof duly authorized, (b) by transmitting, by facsimile or electronic means, a revocation that is signed by electronic signature, and in the case of (a) or (b), such revocation is deposited at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used or delivered to the Chairman of the Meeting on the day of the Meeting or an adjournment thereof, or (c) by any other manner permitted by law.

Exercise of Discretion by Proxies

The Common Shares represented by the accompanying form of proxy will be voted or withheld from voting on any ballot that may be called for in accordance with the instructions of the shareholder executing it and, if such shareholder specifies a choice with respect to any matter to be acted on at the Meeting, the Common Shares will be voted accordingly. In the absence of such instructions, such Common Shares will be voted (i) on the election of the directors, in favour of the election of all the nominees for director named in this Management Information Circular; (ii) in favour of the appointment of KPMG LLP (“KPMG”) as auditor of the Company and to authorize the directors to fix the remuneration of the auditor; (iii) in favour on the advisory vote on executive compensation (commonly called “say-on-pay”); (iv) in favour of the amended and restated stock option plan of the Company (the “Plan”); (v) in favour of By-Law No. 8 (other than the elimination of the second or ‘casting’ vote in favour of the Chair of the meeting of the board of directors of the Company (the “Board of Directors” or “Board”) and the adoption of advance notice provisions with respect to the nomination of directors, which are the subjects of separate votes) as a by-law of the Company, which repeals and replaces all previous by-laws as the new general bylaw of the Company and effects changes to the previous by-laws of the Company that are primarily ministerial in nature; (vi) in favour of the resolution confirming Section 4.16 of By-Law No. 8, which effects a change to the previous by-laws of the Company to eliminate the second or ‘casting’ vote in favour of the Chair of the meeting of the Board if there is a tie in the votes cast by directors at any such meeting; and (vii) in favour of the resolution confirming Section 10.5 of By-Law No. 8, which effects a change to the previous by-laws of the Company to provide for advance notice provisions with respect to the nomination of directors. The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters that may properly come before the Meeting. At the time of the printing of this Management Information Circular, Management knows of no such amendments or other matters to come before the Meeting other than the matters specifically identified in the accompanying Notice. If, however, amendments or other matters properly come before the Meeting or any adjournment thereof, the persons designated in the accompanying form of proxy will vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the form of proxy with respect to such matters.

The required quorum for the transaction of business at the Meeting is a minimum of two persons present in person, each being a shareholder of Vitran entitled to vote at the Meeting or a duly appointed proxy holder or representative for a shareholder so entitled, holding or representing by proxy at least one-third of the Common Shares entitled to be voted at the Meeting. Common Shares represented by proxies that indicate an abstention will be considered present for quorum purposes. A broker “non-vote” occurs when a broker or other nominee who holds Common Shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the Common Shares. Common Shares represented by proxies returned as broker “non-votes” will be considered present for quorum purposes in respect of any particular matter on which the brokers have not received instructions with respect to voting, but will not be considered votes “cast” in respect of the non-binding advisory vote on the compensation of our named executive officers, or the proposed resolution to approve the amended and restated Plan, or the proposed three resolutions to, in effect, confirm By-Law No. 8 as a by-law of the Company.

Directors will be elected by a plurality of the votes properly cast in person or by proxy. Unless authority to vote is withheld, the person named in the accompanying form of proxy intends to vote for the election of the five director nominees named herein. Abstentions and broker ‘non-votes’ will not be included in vote totals and will not affect the outcome of the voting on the election of directors.

Voting by Beneficial Shareholders

The information set forth in this section is important to the shareholders of the Company who do not hold their Common Shares in their own name.

You are a “Beneficial Shareholder” if you beneficially own Common Shares that are registered in the name of an intermediary such as a bank, trust company, securities broker or other nominee, or in the name of a depository of which the intermediary is a participant, and therefore do not have Common Shares registered in your own name. In the United States, the vast majority of such Common Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks) and, in Canada, under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms).

In accordance with the OBCA and applicable securities laws, the Company has distributed copies of the Notice, this Management Information Circular and the Company’s audited financial statements for the year ended December 31, 2012 and the report of the auditors thereon (the “Meeting Materials”) to intermediaries for onward distribution to Beneficial Shareholders who have not waived their right to receive them. Typically, intermediaries will use a service company (such as Broadridge Investor Communications) to forward the Meeting Materials to Beneficial Shareholders. Intermediaries will also provide Beneficial Shareholders with the intermediary’s voting instruction form or a form of proxy stamped by the intermediary limited to the number of Common Shares beneficially owned by you, but that is otherwise not complete. The purpose of these documents is to permit you to direct the voting of the Common Shares you beneficially own. You should carefully follow the instructions set out in your intermediary’s voting instruction form or form of proxy, as the case may be.

If you are a Beneficial Shareholder, you may attend the Meeting and vote in person provided you insert your own name in the space provided on the voting instruction form or form of proxy to appoint yourself as the proxyholder and follow your intermediary’s instructions for return of the executed form. No other part of the voting instruction form or form of proxy should be completed as your vote will be taken at the Meeting.

DIRECTORS AND EXECUTIVE OFFICERS

Listed below are the Company’s six directors:

Name	Age	Position with the Company	Director Since

Richard D. McGraw	69	Director, Chairman of the Board	1987

William S. Deluce	64	Director, Interim President and Chief Executive Officer	2004

Anthony F. Griffiths	82	Director	1987

John R. Gossling	47	Director	2005

Georges L. Hébert	65	Director	2004

David S. McClimon	57	Director	2013

Each of the directors, except Mr. Griffiths, will be standing for re-election as a director at the Meeting; their respective biographies are set forth under “Election of Directors”.

The following table sets forth certain information concerning our executive officers:

Name	Age	Position	History

William S. Deluce	64	Interim President and Chief Executive Officer	Biographical information for Mr. Deluce is set forth below under “Election of Directors”.

Richard E. Gaetz (Mississauga, Canada)	55	Former President and Chief Executive Officer	Mr. Gaetz was the President and Chief Executive Officer of the Company from May 2002 until April 4, 2013, the date of his resignation. From when he joined the Company in 1989 until 2002, he held the positions of President and Chief Operating Officer of the Company. Mr. Gaetz was also a director of Drive Products Income Fund until September 2010.

Fayaz D. Suleman (Mississauga, Canada)	34	Vice President Finance and Chief Financial Officer	Mr. Suleman joined Vitran in 2003 and was Vitran’s Corporate Controller since 2005. He was appointed Vice President Finance and Chief Financial Officer in 2011. Prior to joining Vitran, he gained his public accounting experience at KPMG in the assurance and business advisory services practice. Mr. Suleman is a Chartered Accountant with the Ontario Institute and received an Honors Bachelor of Business Administration from Wilfrid Laurier University in Ontario.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

As at the date of this Management Information Circular, 16,432,241 Common Shares have been issued and are outstanding as fully paid and non-assessable, each carrying a right to one vote per Common Share. The Company has no other shares of any other class issued and outstanding.

Each holder of issued and outstanding Common Shares of record on April 12, 2013 will be given notice of the Meeting and will be entitled to one vote per Common Share at the Meeting.

The following table sets forth the information with respect to the beneficial ownership of Common Shares for (i) each director and director nominee, (ii) each executive officer, (iii) all current directors, director nominees and executive officers as a group, and (iv) to the knowledge of the directors and officers of the Company, the persons or companies beneficially owning, directly or indirectly, or exercising control or direction over, more than 5% of the outstanding Common Shares of the Company. “Beneficial ownership” includes Common Shares as to which a person has direct or indirect voting and/or investment power and Common Shares that may be acquired pursuant to the exercise or conversion of any securities or rights held by such person, such as the exercise of vested stock options, within 60 days of the date of determination of beneficial ownership. Information for the significant shareholders listed below is based on the latest Schedule 13G reports that each such investor has filed with the United States Securities and Exchange Commission (the “SEC”) on Schedule 13D or Schedule 13G pursuant to section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder. Information for all other persons is provided as at April 17, 2013. Except as noted and to the knowledge of the Company, beneficial owners listed have sole voting and investment power with respect to Common Shares beneficially owned.

	Approximate Number of Issued Common Shares Beneficially Owned Directly or Indirectly, Over Which Control or Direction is Exercised as of April 17, 2013 (1)		Common Shares Subject to Stock Options Exercisable by April 17, 2013 or that Become Exercisable Within 60 Days of April 17, 2013	Total Number of Common Shares Beneficially Owned (2)	Beneficial Ownership as a % of Outstanding Common Shares (2)
DIRECTORS and OFFICERS

Richard D. McGraw	43,243	(3)	Nil	43,243	(5)
John R. Gossling	Nil		Nil	Nil	Nil
Georges L. Hébert	Nil		10,000	10,000	(5)
Anthony F. Griffiths	80,800	(4)	Nil	80,800	(5)
William S. Deluce	Nil		10,000	10,000	(5)
David S. McClimon	Nil		Nil	Nil	Nil
Fayaz D. Suleman	5,000		52,460	57,460	(5)

Directors, Director Nominees and Executive Officersas a Group (7 persons)	129,043		72,460	201,503	1.2%

SIGNIFICANT SHAREHOLDERS

Pacific Global Investment Management Company (6) 101 N Brand Blvd Suite 1950 Glendale, CA USA	2,212,020		Nil	2,212,020	13.5%

Wellington Management Company LLP 75 State St. Boston, MA USA	2,132,140		Nil	2,132,140	13.0%

FMR LLC (7) 245 Summer Street Boston, MA USA	1,669,311		Nil	1,669,311	10.2%

T. Rowe Price Associates (8) 100 East Pratt St. Baltimore, MD USA	1,401,567		Nil	1,401,567	8.6%

TransForce, Inc. (9) 8801 Trans-Canada Highway Suite 500 Laurent, Quebec Canada	1,263,478		Nil	1,263,478	7.7%

BlackRock Advisors, Inc. 40 East 52nd St. New York, NY USA	1,010,621		Nil	1,010,621	6.2%

Columbus Capital Management LLC (10) 1 Market Street Suite 3790 San Francisco, CA USA	889,700		Nil	889,700	5.4%

(1)	The information as to the number and nature of Common Shares beneficially owned has been furnished by the respective directors, nominee directors, executive officers and shareholders individually.
(2)	Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to options held by that person that are currently exercisable or that are or may become exercisable within 60 days of April 17, 2013 are deemed outstanding. These Common Shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. As of April 17, 2013 there were 16,432,241 Common Shares outstanding.
(3)	These Common Shares are held as to 29,543 Common Shares by Parkway Automotive Investments Limited, a corporation controlled by Mr. McGraw, and as to 13,700 Common Shares held directly by Mr. McGraw.
(4)	These Common Shares are held as to 20,800 Common Shares by 3102726 Canada Inc., a corporation over which Mr. Griffiths exercises control or direction, and as to 60,000 Common Shares held directly by Mr. Griffiths.
(5)	Less than 1%.
(6)	Some or all of the Common Shares may be owned by entities over which Pacific Global Investment Management serves as investment adviser with power to direct investments and/or has sole power to vote such Common Shares.
(7)	Some or all of the Common Shares may be owned by entities over which FMR LLC has power to direct investments and/or has sole power to vote such Common Shares.
(8)	Some or all of the Common Shares may be owned by entities over which T. Rowe Price Associates, Inc. serves as investment adviser with power to direct investments and/or has sole power to vote such Common Shares.
(9)	Some or all of the Common Shares may be owned by entities over which TransForce has power to direct investments and/or has sole power to vote such Common Shares.
(10)	Some or all of the Common Shares may be owned by entities over which Columbus Capital Management LLC serves as investment adviser with power to direct investments and/or has sole power to vote such Common Shares.

ELECTION OF DIRECTORS

The articles of incorporation of the Company provide that the Board of Directors shall consist of a minimum of three directors and a maximum of fifteen directors. The Board of Directors has fixed the number of directors to be elected at the Meeting at five. All of the nominees are now current members of the Board of Directors and have been since the dates indicated in the table below. The term of office for each of the Company’s present directors expires at the conclusion of the Meeting.

Management does not contemplate that any of the nominees will not be able to serve as directors but, if that should occur for any reason prior to the Meeting, the persons named in the accompanying form of proxy reserve the right to vote for another nominee at their discretion unless the shareholder has specified in the form of proxy that his Common Shares are to be withheld from voting on the election of directors. Each director elected will hold office until the next annual meeting of the shareholders or until his successor is duly elected unless prior thereto he resigns or his office becomes vacant by death or other cause.

Votes may be cast in favour of the election of directors or withheld. The Board of Directors recommends that you vote “FOR” the election of the director nominees set forth below. Unless authority to vote is withheld with respect to the election of directors, the persons named in the accompanying form of proxy intend to vote “FOR” the election of the persons nominated herein for election as directors.

Majority Voting Policy

On March 18, 2013, the Board of Directors adopted a majority voting policy, which requires that any nominee for director who receives a greater number of votes withheld than for his or her election shall tender his or her resignation to the Chair of the Board of Directors following the Company’s meeting of shareholders. This policy applies only to uncontested elections, meaning elections where the total number of nominees for director is equal to the number of directors to be elected. The Nominating and Governance Committee and the Board of Directors shall consider the resignation and whether or not it should be accepted. Resignations shall be expected to be accepted except in situations where extenuating circumstances would warrant the applicable director to continue to serve as a Board member. The Board of Directors shall disclose its decision, via press release, within 90 days of the applicable meeting. If a resignation is accepted, the Board of Directors may appoint a new director to fill any vacancy created by such resignation. A copy of the majority voting policy is available on the Company’s website at www.vitran.com.

Advance Notice By-law Provisions

By-Law No. 8, which replaces and repeals the Company’s former By-Laws No. 6 and No. 7, provides for advance notice to the Company in circumstances where nominations of persons for election to the Board of Directors are made by shareholders of the Company other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the OBCA or (ii) a shareholder proposal made pursuant to the provisions of the OBCA (the “Advance Notice Provisions”).

The purpose of the Advance Notice Provisions is to foster a variety of interests of the shareholders and the Company by ensuring that all shareholders – including those participating in a meeting by proxy rather than in person – receive adequate notice of the nominations to be considered at a meeting and can thereby exercise their voting rights in an informed manner. Among other things, the Advance Notice Provisions fix a deadline by which holders of Common Shares must submit director nominations to the Company prior to any annual or special meeting of shareholders and sets forth the minimum information that a shareholder must include in the notice to the Company for the notice to be in proper written form.

The Advance Notice Provisions also require all proposed director nominees to deliver a written representation and agreement that such candidate for nomination, if elected as a director of the Company, will comply with all applicable corporate governance, conflict of interest, confidentiality, share ownership, majority voting and insider trading policies and other policies and guidelines of the Company applicable to directors and in effect during such person’s term in office as a director.

The foregoing is merely a summary of the Advance Notice Provisions, is not comprehensive and is qualified by the full text of such provisions. The full text of the Advance Notice Provisions is set out in Section 10.5 of By-Law No. 8, a copy of which is attached as Schedule “C”. See also “Confirmation of Section 10.5 of By-Law No. 8”.

Director Nominees

The following table and the notes thereto state: the names of all persons proposed to be nominated for election as directors; all other positions and offices of the Company, or any of its significant affiliates, now held by them; their principal occupations or employment for the preceding five (5) years; their periods of service as directors of the Company; and the nominees who are members of the Company’s Audit Committee, Compensation Committee and Nominating and Governance Committee. For the number of Common Shares beneficially owned by each proposed director, please see section entitled “Voting Shares and Principal Holders Thereof” above.

Name	Age	Director Since	Occupation & Employment Description

Richard D. McGraw(1)(2)(3)(4) Ontario, Canada	(69)	May 27, 1987	Mr. McGraw is the founding President and Chief Executive Officer of the Company. He served in this capacity from the inception of the Company until May of 2002 when he was appointed the non-executive Chairman of the Board of Directors. He is currently President and CEO of Greenrock Capital Partners Inc. and The Lochan Ora Group of Companies. Mr. McGraw is a director of C2C Industrial Properties Ltd. and OutdoorPartner Media Corporation. Mr. McGraw was formerly a director of Zenn Motor Company Inc., Exco Technologies Ltd. and Catch the Wind Inc.

			We believe that Mr. McGraw’s past experience as a senior officer and director of the Company, as well as his background as a successful entrepreneur and a director of other companies, lend themselves to Mr. McGraw’s service as a continuing director of the Company.

Name	Age	Director Since	Occupation & Employment Description
(Continued)

John R. Gossling(1) Ontario, Canada	(47)	Dec. 5, 2005	Mr. Gossling is the Executive Vice President and Chief Financial Officer of Telus Corporation. He has been with Telus Corporation since November 2012. He was the Chief Financial Officer of CTVglobemedia Inc. from April 2008 to April 2011. From 2005 to 2008, Mr. Gossling served as the Vice President Financial Operations of Rogers Communications Inc., and from 2000 to 2005 was the Chief Financial Officer of Rogers Wireless Communications Inc. From 1985 to 2000, Mr. Gossling was employed by KPMG and was a partner in the firm. Mr. Gossling is a Chartered Accountant with the Canadian Institute of Chartered Accountants.

			We believe that Mr. Gossling’s high-level experience as a financial executive, his past experience as a partner of KPMG, and his past experience as a director of the Company, lend themselves to Mr. Gossling’s service as a continuing director of the Company.

Georges L. Hébert(1)(2) Québec, Canada	(65)	April 21, 2004	Since June 2003, Mr. Hébert has been the President, Chief Executive Officer and a director of Prosys Tech Corporation. From 1988 to 1998, Mr. Hébert was the President of J.A. Provost Ltée., a company involved in alarm systems that was sold to BCE. Mr. Hébert is a director of Peak Positioning Technologies Inc. Mr. Hébert was also a director of Laurentian Bank for 20 years until March 2008, and is a former director of MDS Aerospace.

			We believe that Mr. Hébert’s high-level experience as the chief executive officer of a public company, his experience as a successful entrepreneur, and his experience as a director of the Company and of other companies, lend themselves to Mr. Hébert’s service as a continuing director of the Company.

William S. Deluce(5) Ontario, Canada	(64)	April 21, 2004	Mr. Deluce has been the President and Chief Executive Officer of CSAE Inc. since 1998 and President and Chief Executive Officer of Wicklow Consulting Inc. since 2001. He also served as the President and Chief Executive Officer of McComas Industries International Inc. and SMT Surface Modification Technologies Inc. from 1998 to 2000. Mr. Deluce was also a director of Canstar Resources Inc. and a director of Candor Ventures Corp. until May 2005.

			We believe that Mr. Deluce’s experience as a successful entrepreneur, and his experience as a director of the Company and of other companies, lend themselves to Mr. Deluce’s service as a continuing director of the Company.

Name	Age	Director Since	Occupation & Employment Description
(Continued)

David S. McClimon(3) Michigan, U.S.A.	(57)	March 27, 2013	Mr. McClimon was the President of Central Transport International in 2011. From 2009 to 2010, he was the Chief Operating Officer of ADR North America LLC. From 2005 to 2007, he was the President of Con-way Freight Inc. and Senior Vice-President of Con-way Inc. Prior to this, he was the President and Chief Executive Officer of Con-way Central Express from 2002 to 2005 and the President and Chief Executive Officer of Con-way Western Express from 2000 to 2002.

			We believe that Mr. McClimon’s experience as a senior executive, and his extensive experience in the transportation industry, lend themselves to Mr. McClimon’s service as a continuing director of the Company.

(1)	Denotes member of Audit Committee. Each of the members of the Audit Committee has been determined by the Board of Directors to be an independent director in accordance with NASDAQ listing standards.
(2)	Denotes member of Compensation Committee. Each of the members of the Compensation Committee has been determined by the Board of Directors to be an independent director in accordance with NASDAQ listing standards.
(3)	Denotes member of Nominating and Governance Committee. Each of the members of the Nominating and Governance Committee has been determined by the Board of Directors to be an independent director in accordance with NASDAQ listing standards.
(4)	The Ontario Securities Commission issued cease trade orders against OutdoorPartner Media Corporation on July 8, 2011 and July 20, 2011, due to that company’s failure to file annual audited financial statements. Such cease trade orders were rescinded on October 15, 2012.
(5)	Until his appointment as the Company’s Interim President and Chief Executive Officer on April 4, 2013, Mr. Deluce served as the Chair of the Compensation Committee and also as a member of the Nominating and Governance Committee. Mr. Hébert has succeeded Mr. Deluce as the Chair of the Compensation Committee, and Mr. McClimon has succeeded him as a member of the Nominating and Governance Committee.

COMPENSATION

The Board of Directors, in their role to provide strategic oversight on compensation polices and decisions, reviews the composition of Vitran’s labour force in light of the strategic objectives of the organization. Significant changes to employee compensation, labour force composition and the work place environment are discussed and, if deemed appropriate, challenged by the Board.

The Board maintains dialogue with management and monitors industry statistics as it relates to the supply of qualified employees. The Company is dependent on its ability to hire and retain qualified drivers including owner operators. There is significant competition for qualified drivers within the trucking industry and attracting and retaining drivers has become more challenging. The Board recognizes that there is an aging population of qualified drivers and this could present a challenge to growth for the Company if it were unable to attract drivers and contract with owner operators. Compensation policies, with the Board oversight, are modified to ensure that the short-term financial objectives align with the demographics and competitive wage scales in the industry.

Like many other companies, Vitran in 2009 implemented certain salary and wage cost initiatives. Such initiatives include the suspension of our 401(k) matching program and a compensation reduction equal to 5 percent across all employees of the Company. It was Vitran’s expectation to increase wages as the freight pricing environment and corresponding financial results began to improve. Vitran had increased wages 1.25 percent for all employees at the start of each quarter in 2011 to return the 5 percent wage reduction. These decisions were made in consultation with the Board and the decision to make future changes will be analyzed with the Board. The Board recognizes that these decisions come with risks that could materially adversely affect our business.

Although Vitran has had a history of positive labour relations, the Board recognizes that this will continue to be important to future success. The Board maintains dialogue with management on employee relations and outsourced labour to ensure the compositions of the labour force is consistent with the long-term strategic plan of the Company. With respect to the two labour unions, their collective agreements expire on February 28, 2014 and on March 31, 2015, respectively. There can be no assurance that these collective bargaining agreements will be re-negotiated on terms acceptable or favourable to Vitran.

THE COMPENSATION COMMITTEE

Purpose, Functions, Composition, and Meetings. The Compensation Committee reviews, analyzes, recommends, and approves all aspects of executive compensation. As more fully outlined in the Compensation Committee’s charter, the primary responsibilities of the Compensation Committee include:

•

reviewing and approving corporate goals and objectives relating to the compensation of the Chief Executive Officer, evaluating the Chief Executive Officer’s performance in light of those objectives, and determining and approving the Chief Executive Officer’s compensation based upon this evaluation;

•

reviewing and making recommendations to the Board regarding the compensation of the other Named Executive Officers (as defined under “Statement of Executive Compensation – Summary Compensation Table”);

•	reviewing and approving all forms of compensation, including base salary, cash performance incentives, stock options, deferred share units (“DSUs”) and benefits for the executive officers;

•	reviewing and making recommendations to the Board regarding the compensation of Board of Directors and its committees; and

•	administering the Company’s stock option plan and DSU plan, as in effect from time-to-time.

During 2012, Mr. Deluce, Mr. McGraw, and Mr. Griffiths served on the Compensation Committee and Mr. Deluce served as Chair. Subsequent to Mr. Deluce’s appointment as the Company’s Interim President and Chief Executive Officer on April 4, 2013, Mr. Hébert was appointed to replace him as the Chair of the Compensation Committee. Mr. McGraw and Mr. Griffiths continue to serve as members of the Compensation Committee, and each of Messrs. Hébert, McGraw and Griffiths has been determined by the Board of Directors to be an independent director in accordance with NASDAQ listing standards.

The Compensation Committee met three times in 2012. See “Executive Compensation – Compensation Discussion and Analysis” for a discussion of the processes and procedures for recommending and setting compensation for the Named Executive Officers and directors, including the role of the Compensation Committee and executive officers.

Compensation Committee Charter. A copy of the Compensation Committee’s current charter is available free of charge on the Shareholder Relations section of our website at http://www.vitran.com and is available in print to any shareholder who requests it.

Report of the Compensation Committee. In performing its duties, the Compensation Committee, as required by applicable rules and regulations promulgated by the SEC and the Canadian Securities Administrators, issues a report recommending to the Board of Directors that our Compensation Discussion and Analysis be included in this Management Information Circular.

The Report of the Compensation Committee shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 or the Exchange Act, notwithstanding any general statement contained in any such filings incorporating this Management Information Circular by reference, except to the extent we incorporate such report by specific reference.

Compensation Consultants. During 2012, the Compensation Committee engaged Hugessen Consulting Inc. to review director compensation, including mandatory share ownership requirements, for 2013. The Compensation Committee reviewed its relationship with Hugessen Consulting Inc. and determined that its work did not give rise to any conflicts of interest. Hugessen Consulting Inc. completed this engagement in 2013, and its fees were less than $120,000.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Philosophy

It is the belief of the Compensation Committee that executive compensation should

1)	link pay and performance; and

2)	attract, motivate, reward and facilitate the retention of the executive talent required to achieve corporate objectives. The primary long-term corporate objective is to create superior value for our shareholders.

In support of this philosophy, the Company uses several different executive compensation components that align rewards with the short-term and long-term performance of the Company and of each executive. These programs are structured to deliver competitive compensation levels for the achievement of specific performance objectives. Our philosophy for each component of pay is as follows:

•	Base Salaries: Based on individual and Company performance and the level of experience of the executives;

•	Annual Incentive Compensation: Cash incentive based on individual and Company performance;

•	Long-Term Incentive Compensation: Stock option incentive based on individual and Company performance;

•	Post-Employment Compensation: DSUs serving as a substitute for a pension arrangement; and

•	Benefits and Perquisites: Provide additional compensation components consistent with the broad market practices for executives.

The Compensation Committee annually reviews the executive compensation levels of the Named Executive Officers and has the responsibility to make and approve changes in the total compensation of the Named Executive Officers, including the mix of compensation elements. The Compensation Committee has decision making authority over compensation levels. In making decisions regarding an executive’s total compensation, the Compensation Committee considers whether the total compensation is fair and reasonable, is internally appropriate based upon the Company’s culture and is within a reasonable range of the compensation. The Compensation Committee also bases its decisions regarding compensation upon its assessment of the executive’s leadership, integrity, individual performance, years of experience, skill set, level of commitment and responsibility required in the position, contributions to the Company’s financial and operating successes, the creation of stockholder value, and current and past compensation. In determining the mix of compensation components, the Compensation Committee considers the effect of each element in relation to total compensation.

Consistent with the Company’s culture, compensation is tightly linked to Company performance and shareholder value creation and, as such, a substantial part of the compensation is at risk and is only earned if performance of our Company and the Named Executive Officer so warrants. In determining whether to increase or decrease an element of compensation, reliance is placed upon the business experience of the members of the Compensation Committee, the Compensation Committee’s general understanding of compensation levels of public companies, and the historical compensation levels of the executive officers. The Compensation Committee generally does not rely on rigid formulas, other than performance measures under our annual incentive program, or short-term changes in business performance when setting compensation. Base salaries or total executive compensation are not formally benchmarked against the executive compensation of any other company or group of companies. The Compensation Committee considers the proposals of the CEO when determining the compensation of the Named Executive Officers. Under NASDAQ rules, the CEO must not be present during voting or deliberations of the Compensation Committee.

Periodically, the Compensation Committee will engage an arm’s length third party to review the reasonableness of the compensation of an executive or group of executives. In 2005, Mercer Inc. was engaged by the Compensation

Committee to review the entire compensation package of the Chief Executive Officer. In 2009, Hugessen Consulting Inc. was engaged by the Compensation Committee to review long-term incentive compensation options for the Company’s management group. Fees paid to Mercer Inc. and Hugessen Consulting Inc. were less than $120,000 for these engagements. As noted above, the Compensation Committee again engaged Hugessen Consulting Inc. in 2012 to review director compensation, including mandatory share ownership requirements, for 2013.

The following summarizes the compensation elements for the Named Executive Officers for the year ended December 31, 2012.

Base Salary

Base salaries are paid at levels that reward executive officers for ongoing performance and that enable us to attract, motivate, and retain highly qualified executives. Base pay is a critical element of our compensation program because it provides the Named Executive Officers with stability. Compensation stability allows the Named Executive Officers to focus their attention and efforts on creating stockholder value and on other business objectives. In determining base salaries, the Compensation Committee considers the executive’s current base salary and the executive’s qualifications and experience, including, but not limited to, the executive’s length of service with the Company, the executive’s industry knowledge, and the quality and effectiveness of the executive’s leadership, integrity, scope of responsibilities, dedication to our stockholders and Company, past performance, and current and future potential of providing value to the stockholders. The Compensation Committee adjusts base salaries annually to reflect the abovementioned factors but does not apply a specific weighting to such factors.

Annual Incentive Compensation

The annual incentive component represents a variable portion of the total compensation opportunity that motivates and rewards executives to achieve short-term corporate objectives. The Company’s annual incentive compensation is structured to provide cash incentives to the Named Executives Officers in the fiscal year based on the achievement of:

1.	key financial targets;

2.	specific objectives; and

3.	other achievements.

The Compensation Committee sets, for each executive officer, one or more key financial targets and one or more specific objectives. The annual cash incentive amount earned by each Named Executive Officer is primarily dependent upon the Company reaching or exceeding the specified financial targets and each Named Executive Officer successfully completing his specified objectives. Financial performance targets are typically established on a combined basis of income from operations, earnings per diluted share, return on capital employed (“ROCE”), revenue growth, earnings before income taxes, depreciation and amortization (“EBITDA”) and days sales outstanding (“DSO”), to align cash compensation payments with performance and the creation of shareholder value. Additionally, individual specific objectives may be based on the successful implementation of corporate policies, development of long-term business goals or strategic plans, or the exercise of specific areas of managerial responsibility.

The Compensation Committee determined that the maximum annual cash incentive for Mr. Gaetz and Mr. Suleman for 2012 would be 140% and 105% of their base salary, respectively, for the attainment of the key financial targets. For 2012, the annual cash incentive for the achievement of key financial targets for each Named Executive Officer was structured to provide a cash payment based on EBITDA improvement.

The matrix for the 2012 key financial target incentive is as follows:

EBITDA Improvement Target	Maximum % of Salary
	Mr. Gaetz	Mr. Suleman
15% improvement or greater	50.0%	50.0%
50% improvement or greater	100.0%	75.0%
75% improvement or greater	110.0%	82.0%
100% improvement or greater	125.0%	93.0%
134% improvement or greater	140.0%	105.0%

The Compensation Committee also reserves the right to award other cash incentives for achievements in leadership, innovation, initiative, negotiation of significant corporate transactions, and other non-objective performance items. These awards are made on a discretionary basis by the Compensation Committee in conjunction with or in addition to the maximum annual cash incentive.

The Compensation Committee sets the financial targets and specific objectives for the Named Executive Officers by (i) engaging in active dialogue with our CEO concerning the Company’s strategic objectives and performance, and (ii) reviewing the appropriateness of the financial measures used for the annual incentive compensation. In determining an executive officer’s maximum cash bonus opportunity, the Compensation Committee considers (i) the value that achieving specific performance targets will add to the shareholders, (ii) the degree of difficulty in achieving specific performance targets, and (iii) each of the other elements comprising the executive’s total compensation.

Long-Term Incentive Compensation

The long-term incentive compensation is a stock-option-based equity plan that is used to, among other things, (i) provide annual incentives to executive officers in a manner designed to reinforce performance goals, (ii) attract, motivate, and retain qualified executive officers by providing them with long-term incentives, and (iii) most significantly, align the executives’ and stockholders’ long-term interests by creating a strong, direct link between executive pay and stockholder return. This allows the Compensation Committee to link compensation to performance over a period of time by using stock options, which value a company’s long-term prospects by granting stock options that have multiple-year vesting schedules. Multiple-year vesting schedules create incentive for executive officers to increase stockholder value over an extended period of time because the value received from the stock option is based on the growth of the stock price. Such awards also incentivize executives to remain with the Company over an extended period of time. Thus, stock options provide an effective way of aligning the interests of our executive officers with those of our stockholders.

The Compensation Committee considers several factors when determining awards to be granted to the executive officers, including (i) the recommendations of the CEO; (ii) how the achievement of certain performance goals will help the Company improve its financial and operating performance and add long-term value to the stockholders; (iii) the value of the award in relation to other elements of total compensation, including the number of options currently held by the executive and the number of options granted to the executive in prior years; and (iv) the executive’s position, scope of responsibility, ability to affect the financial and operating performance, ability to create stockholder value, and historic and recent performance. Stock options are typically granted to the executives subsequent to the public disclosure of the fourth quarter and annual financial results. The exercise price is set at the Company’s closing share price on the last trading day prior to the grant date.

Post-Employment Compensation

On January 1, 2006 the Compensation Committee approved the DSU plan for Senior Executives of the Company as a substitute for a pension arrangement. The Named Executive Officers are eligible to participate in the DSU plan which the Compensation Committee believes provides a long-term retirement incentive for the Named Executive Officers. The Compensation Committee believes the benefits provided by this plan are important factors in attracting and retaining the Named Executive Officers. The plan meets the definition of Nonqualified Deferred Compensation pursuant to Internal Revenue Code section 409A and regulation 6801(d) of the Income Tax Act (Canada).

Under this plan, Named Executive Officers as well as other senior executives receive units at the end of each quarter equivalent to a fourth of the senior executive’s annual contribution entitlement, divided by the market price of Common Shares. The annual contribution entitlement amount varies based on the executive’s position in the Company and the years of eligible service. The maximum annual contribution entitlement varies between $2,500 and $20,000 per annum. Units accumulate in the name of each executive within the plan and payments are made in cash upon death, resignation, retirement or termination without cause of the executive. The Compensation Committee may from time-to-time approve discretionary awards under the DSU plan, but have never done so.

The Company operates a 401(k) plan for certain employees in the United States and makes contributions according to specific policies and financial formulae. In Canada, the Company makes contributions to a Registered Retirement Savings Plan (“RRSP”) based on the same plan guidelines that are available to all the Company’s employees in Canada. The Named Executive Officers are eligible to participate in the RRSP and the Company matches contributions up to a maximum of $1,500 annually for each participant.

Benefits and Perquisites

The Company provides medical, dental, vision, life insurance and disability benefits to all eligible non-contractual employees. The Named Executive Officers are eligible to participate in these benefit plans on the same basis as all other employees. The Company also uses perquisites for Named Executive Officers to provide a competitive offering and conveniences. Perquisites are generally limited to situations where there is some related business benefit to the Company. As such the Named Executive Officers are eligible for annual private medical assessments beyond what is provided in the employee health plan. In addition to the aforementioned benefits, the Company provides certain other perquisites that are limited to Named Executive Officers. The benefits and perquisites are reviewed annually by the Compensation Committee regarding their competitiveness and appropriateness. These items are further disclosed in the “All Other Compensation” table on page 19.

Say-on-Pay

At our 2012 annual meeting of shareholders, in our “say-on-pay” advisory vote, 97.2% of the votes cast were in favor of the compensation of our named executive officers (votes for: 12,712,027; against: 189,512; withheld: 178,032; non-votes: 1,368,855). In light of this significant show of support, the Compensation Committee has continued to make compensation decisions consistent with the Company’s stated executive compensation philosophy and objectives.

Employment Arrangements

1.	Richard E. Gaetz

Mr. Gaetz resigned as President and Chief Executive Officer effective April 4, 2013. Prior to his resignation, the terms of his employment were covered by an employment agreement between the Company and Mr. Gaetz effective March 16, 2009. The employment agreement could have been terminated: by mutual consent; if the Company has just cause at common law for termination; or with a payment if the Company does not have just cause at common law for termination as described below. Under the employment agreement, Mr. Gaetz had agreed that during the 12 months following his termination: (i) he would not solicit any person who is employed by the Company or any affiliate; and (ii) he would not contact any customers of the Company or any of its subsidiaries. Mr. Gaetz had also agreed all confidential records, material and information concerning the Company or its affiliates shall remain the exclusive property of the Company and Mr. Gaetz shall not divulge such information to any person.

Compensation. During the employment period, Mr. Gaetz was to (i) receive a base salary (subject to annual review with increases at the sole discretion of the Board of Directors) and (ii) participate in senior executive benefit plans made available by the Company to its senior executives, including without limitation, continued entitlement to the Company’s bonus plan.

Termination without just cause. If the employment of Mr. Gaetz was terminated by the Company and the Company did not have just cause at common law for such termination, Mr. Gaetz would receive 24 months’ compensation. The value of compensation would be based on one-twelfth of the total base salary, bonuses, taxable and non-taxable benefits for the 12 months prior to such termination of employment. Furthermore, on the effective date of termination of his employment, all his outstanding stock options would be deemed vested.

Change of control. If there was a “Change of Control” (as defined in Mr. Gaetz’s employment agreement) of the Company and the employment of Mr. Gaetz was terminated without cause or Mr. Gaetz resigned from his said employment at any time within 1 year of the Change of Control, the Company would pay to Mr. Gaetz a lump sum amount equivalent to 30 months’ compensation. The value of compensation would be based on one-twelfth of the total base salary, bonuses, taxable and non-taxable benefits for the 12 months prior to termination. Furthermore, on the effective date of termination of his employment, all his outstanding stock options would be deemed vested.

For the purpose of Mr. Gaetz’s employment agreement, a “Change of Control” would be deemed to have taken place if: (i) as a result of a takeover bid or acquisition in any form, a person or entity has the legal ability to cast votes with respect to greater than 50% of the Common Shares for the purpose of electing the directors of the Company; (ii) as a result of a merger, consolidation or sale of all or substantially all the assets of the Company the persons who were the directors of the Company before the transaction cease to constitute a majority of the directors of the Company; or (iii) three or more directors (together or separately) are elected whose election is opposed by the then majority of the directors of the Company.

The Compensation Committee’s rationale for the “termination without just cause” and “Change of Control” provisions in Mr. Gaetz’s employment agreement was that after termination a longer job search period might be required to find another comparable position due to Mr. Gaetz’s seniority. The Compensation Committee also felt Mr. Gaetz was at greater risk of termination in the event of a Change of Control. Consequently, the Compensation Committee recognized the significant distraction that could arise from a possible sale or other disposition of the Company or a business unit, and believed the “Change of Control” provision provided an incentive to Mr. Gaetz to remain focused on his work and act in the best interest of the Company.

With Mr. Gaetz’s resignation, the employment agreement terminated on April 4, 2013.

2.	Fayaz D. Suleman

The Company has entered into an employment agreement with Mr. Suleman effective March 26, 2013. The employment agreement may be terminated: by mutual consent; if the Company has cause for termination; or with a payment if the Company does not have cause for termination as described below. Under the employment agreement, Mr. Suleman has agreed that during the 12 months following his termination: (i) he will not solicit any person who is employed by the Company or any affiliate; and (ii) he will not contact any customers of the Company or any of its subsidiaries. Mr. Suleman has also agreed all confidential records, material and information concerning the Company or its affiliates shall remain the exclusive property of the Company and Mr. Suleman shall not divulge such information to any person.

Compensation. During the employment period, Mr. Suleman will: (i) receive a base salary (subject to annual review with increases at the sole discretion of the Board of Directors) and (ii) participate in senior executive benefit plans made available by the Company to its senior executives, including without limitation, continued entitlement to the Company’s bonus plan.

Termination without cause. If the employment of Mr. Suleman is terminated by the Company and the Company does not have cause for such termination, Mr. Suleman shall receive 12 months’ compensation. The value of compensation will be based on one-twelfth of the total base salary at the date of such termination of employment and one-twelfth of the bonuses for the fiscal year preceding the date of such termination of employment. Furthermore, on the effective date of termination of his employment, all his outstanding stock options that would have vested during the 12 months following the date of termination will be deemed vested.

Change of control. If there is a “Change of Control” (as defined in Mr. Suleman’s employment agreement) of the Company and (i) the employment of Mr. Suleman is terminated without cause or (ii) Mr. Suleman resigns from his said employment at any time within 1 year after the Change of Control as a result of a material diminution of title, authority, status, duties or responsibilities or, in certain circumstances, for any reason, the Company shall pay to Mr. Suleman a lump sum amount equivalent to 18 months’ compensation. The value of compensation will be based on one-twelfth of the total base salary at the date of such termination of employment and one-twelfth of the bonuses for the fiscal year preceding the date of such termination of employment. Furthermore, on the effective date of termination of his employment, all his outstanding stock options that would have vested during the 18 months following the date of termination will be deemed vested.

For the purpose of Mr. Suleman’s employment agreement, a “Change of Control” will be deemed to have taken place if: (i) as a result of a takeover bid or other transaction that in either case is not supported by a majority of the directors of the Company, a person or entity has the legal ability to cast votes with respect to greater than 50% of the Common Shares for the purpose of electing the directors of the Company; (ii) as a result of a takeover bid, merger, consolidation or other business combination or sale of the assets of the Company that is supported by the directors, the persons who were the directors of the Company before the transaction cease to constitute a majority of the directors of the Company; or (iii) three or more directors (together or separately) are elected whose election is opposed by the then majority of the directors of the Company. Potential payments, pursuant to the employment agreement assuming that employment was terminated on December 31, 2012, the last business day of the year, are disclosed in the “Potential Payments Upon Change in Control or Termination” table on page 22.

The Compensation Committee’s rationale for the “termination without cause” and “Change of Control” provisions in Mr. Suleman’s employment agreement is that after termination a longer job search period may be required to find another comparable position due to Mr. Suleman’s seniority. The Compensation Committee also feels Mr. Suleman is at greater risk of termination in the event of a Change of Control. Consequently, the Compensation Committee recognizes the significant distraction that can arise from a possible sale or other disposition of the Company or a business unit and believes the “Change of Control” provision provides an incentive to Mr. Suleman to remain focused on his work and act in the best interest of the Company.

3.	William S. Deluce

Mr. Deluce was appointed Interim President and Chief Executive Officer on April 4, 2013 to replace Mr. Gaetz. It has not yet been determined what Mr. Deluce will be paid for his role as Interim President and Chief Executive Officer. As at the date of this Management Information Circular, Mr. Deluce has not entered into any executive employment agreement or management consulting agreement with the Company.

COMPENSATION PAID TO THE NAMED EXECUTIVE OFFICERS

Compensation Paid to the Chief Executive Officer

Mr. Gaetz was the CEO of the Company from 2002 to April 4, 2013, the date of his resignation, and from 1989 to 2002 served as the Chief Operating Officer of the Company. The Compensation Committee met in March 2013 with the CEO and in camera to determine adjustments to his base salary as well as the annual incentive and long-term incentive compensation awards.

With reference to the foregoing annual incentive financial targets, the Company did not achieve the required EBITDA improvement targets primarily due to the U.S. LTL business unit not performing to management expectations. Consequently, Mr. Gaetz did not receive payment of the annual incentive compensation based on financial targets.

Compensation Paid to the Chief Financial Officer

Mr. Suleman was appointed CFO of the Company effective September 29, 2011, and from 2005 to 2011 served as the Corporate Controller of the Company. The Compensation Committee met in March 2013 with the CEO and in camera to determine adjustments to Mr. Suleman’s base salary as well as the annual incentive and long-term incentive compensation awards.

With reference to the foregoing annual incentive financial targets, the Company did not achieve the required EBITDA improvement targets primarily due to the U.S. LTL business unit not performing to management expectations. Consequently, Mr. Suleman did not receive payment of the annual incentive compensation based on financial targets. However, with the contribution of Mr. Suleman, the Company did realize significant achievements in 2012. The Canadian LTL business unit performed extremely well in 2012. Although the aforementioned U.S. LTL business unit did not perform financially, the management team made significant strides in improving the service product to customers, technological advancements and improvements in operating efficiencies. Subsequent to the year end, based on groundwork commenced in 2012, the Company sold its Supply Chain Operation business and created significant value for its shareholders while significantly improving the consolidated balance sheet. Corporately, the Company obtained a credit facility secured by its U.S. real estate assets. The Compensation Committee recognized that, while the Company’s earnings had not been achieved, the management team had made significant achievements and positioned the Company for future prosperity. In that regard Mr. Suleman, in the view of the Compensation Committee, will receive CAD$96,000 in annual incentive attributable to attaining specific objectives.

COMPENSATION DECISIONS WITH RESPECT TO 2013

The Compensation Committee reviews and considers modifications in compensation of our Company’s executive officers. As such the base salary for Mr. Suleman will be CAD$270,000. With respect to the DSU plan for Senior Executives of the Company, Mr. Suleman’s 2013 annual contribution entitlement will be $17,500. Mr. Suleman’s 2013 annual contribution entitlement is based upon his seniority and length of service with the Company. As noted above, the Board of Directors has not yet determined what Mr. Deluce should be paid in his capacity as Interim President and Chief Executive Officer.

The annual incentive compensation for our executive officers continues to align the incentive requirements with the interests of the Company’s stakeholders. As such the Compensation Committee introduced a new financial target matrix for executive officers’ annual cash incentive. The Compensation Committee determined that the maximum annual cash incentive for Mr. Suleman for 2013 will be 105% of his base salary for the attainment of the key financial targets. For 2013, the annual cash incentive for the achievement of key financial targets for Mr. Suleman was structured to provide cash payment based on earnings before interest expense, income tax expense, depreciation and amortization expense (“EBITDA”).

The matrix for Mr. Suleman’s 2013 key financial target incentive is as follows:

EBITDA	% of Mr. Suleman’s Salary
$(12,000,000)	50.0%
$(7,000,000)	75.0%
$0	82.0%
$3,500,000	93.0%
$7,000,000	105.0%

FREQUENCY OF SAY-ON-PAY ADVISORY VOTE

Our Company is required to hold a “frequency” vote at least once every six years, in order to allow our shareholders to decide how often they would like to be presented with “say-on-pay” advisory votes. At our 2011 annual meeting of shareholders, the results of our advisory vote on the frequency of future “say-on-pay” advisory votes were as follows: 1 year: 7,426,735 votes; 2 years: 130,360 votes; 3 years: 5,770,056 votes; abstentions: 51,271. After consideration of these voting results and other factors, the Board of Directors has determined that it would be appropriate to follow the advisory vote held in 2011, and to hold future advisory votes on executive compensation of the Company’s named executive officers on an annual basis, until the next required shareholder advisory vote with respect to the frequency of future votes.

Brokers may not cast discretionary “uninstructed” votes (commonly known as broker “non-votes”) in respect of executive compensation.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with Management the foregoing Compensation Discussion and Analysis which appears in the Company’s 2013 Notice of Annual and Special Meeting and Proxy Statement.

Based on the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be incorporated by reference into the Company’s Annual Report on Form 10-K and included in the Company’s 2013 Notice of Annual and Special Meeting and Proxy Statement for filing with the SEC.

THE COMPENSATION COMMITTEE

Georges L. Hébert, Chair

Richard D. McGraw

Anthony F. Griffiths

STATEMENT OF EXECUTIVE COMPENSATION

Summary Compensation Table

The Company’s “Named Executive Officers” as at December 31, 2012 are Richard Gaetz, President and Chief Executive Officer, and Fayaz Suleman, Vice President Finance and Chief Financial Officer. The following table sets forth the total annual compensation earned for services rendered during the last three financial years by the Named Executive Officers.

Name and Principal Position	Year	Salary (CAD$)	Bonus (CAD$)	Stock Awards ($)	Option Awards (CAD$) (1)	Non- Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($) (2)	All Other Compensation (CAD$) (3)	Total (CAD$)
Richard E. Gaetz	2012	600,000	nil	nil	69,292	nil	20,000	101,840	791,132
President &	2011	563,000	281,500	nil	90,121	nil	20,000	99,300	1,053,921
Chief Executive Officer (4)	2010	506,700	563,000	nil	107,218	nil	20,000	26,260	1,223,178

Fayaz D. Suleman	2012	258,000	96,000	nil	57,486	nil	15,000	47,685	474,171
Vice President Finance	2011	62,500	75,000	nil	15,240	nil	3,750	4,846	161,336
& Chief Financial Officer (5)

(1)	Compensation expense related to Option Awards represents the fair value of the awards on the grant date. The required information concerning the Company’s stock option plan appears in the Company’s 2012 Annual Report on Form 10-K, reference to which is hereby made, and the information therein is incorporated herein by reference.
(2)	Named Executive Officers received Non-Qualified Deferred Compensation Earnings pursuant to the DSU Plan for Senior Executives which is described under the heading “Nonqualified Deferred Compensation Table” on page 21 of this document.
(3)	See details in the “All Other Compensation” table below.
(4)	Mr. Gaetz resigned as director, President and Chief Executive Officer effective April 4, 2013.
(5)	Mr. Suleman was appointed an officer effective September 29, 2011.

All Other Compensation

The following table sets forth the details of other compensation awarded to, earned by or paid to the Company’s Named Executive Officers for services rendered during the last three financial years.

Name	Year	Vehicle Allowance (CAD$)	Memberships (CAD$)	Company Contributions to RRSP (CAD$)	Medical Assessment (CAD$)	Other (CAD$)	Total (CAD$)
Richard E. Gaetz	2012	18,000	4,800	1,500	2,540	75,000	101,840
President &	2011	18,000	4,800	1,500	—	75,000	99,300
Chief Executive Officer (1)	2010	18,000	4,800	1,500	1,960	—	26,260

Fayaz D. Suleman	2012	18,000	—	1,500	—	28,185	47,685
Vice President Finance	2011	4,500	—	346	—	—	4,846
& Chief Financial Officer (2)

(1)	Mr. Gaetz resigned as director, President and Chief Executive Officer effective April 4, 2013.
(2)	Mr. Suleman was appointed an officer effective September 29, 2011.

Grants of Plan Based Awards Table

The following table sets forth the stock and option awards, including non-equity incentive awards for the Named Executive Officers for the year ended December 31, 2012.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number Of Shares Of Stock Or Units (#)	All Other Options Awards: Number Of Securities Underlying Options (#)	Exercise Or Base Price of Option Awards (CAD$)	Grant Date Fair Value of Stock and Option Awards (CAD$)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Richard E. Gaetz President & Chief Executive Officer	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fayaz D. Suleman Vice President Finance & Chief Financial Officer	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

EQUITY COMPENSATION ARRANGEMENTS

Outstanding Equity Awards Table

The following table sets forth the stock and option awards for the Named Executive Officers as at December 31, 2012:

	Option Awards (1)					Stock Awards (2)
Name	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number Of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (CAD$)	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard E. Gaetz	40,000	—	40,000	20.50	Mar. 9, 14	n/a	n/a	n/a	n/a
President & Chief	25,000	—	25,000	18.75	Feb. 18, 15
Executive Officer	15,000	—	15,000	22.00	Feb. 16, 16
	25,000	—	25,000	21.09	Feb. 13, 17
	12,000	3,000	15,000	12.79	Feb. 19, 18
	18,000	12,000	30,000	10.40	Dec. 15, 19
	3,200	4,800	8,000	11.18	Oct. 26, 20
	6,600	26,400	33,000	5.23	Nov. 10, 21

Fayaz D. Suleman	5,000	—	5,000	20.00	Oct. 22, 14	n/a	n/a	n/a	n/a
Vice President Finance	5,000	—	5,000	22.00	Feb. 16, 16
& Chief Financial Officer	10,000	—	10,000	21.09	Feb. 13, 17
	8,000	2,000	10,000	12.79	Feb. 19, 18
	9,000	6,000	15,000	10.40	Dec. 15, 19
	2,000	3,000	5,000	11.18	Oct. 26. 20
	420	1,680	2,100	11.97	Mar. 2, 21
	10,620	42,480	53,100	5.23	Nov. 10, 21

(1)	The Company’s stock options vest one-fifth annually on the anniversary of the stock options grant date.
(2)	During the financial year ended December 31, 2012, no Stock Awards were granted to Named Executive Officers and, as of December 31, 2012, no Stock Awards were outstanding.

Option Exercises and Stock Vested Table

The following table sets forth the value realized on Options Exercised and Stock Awards vested for the Named Executive Officers for the year ended December 31, 2012.

	Option Awards			Stock Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized On Exercise (CAD$)		Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)
Richard E. Gaetz President & Chief Executive Officer	50,000	230,500	(1)	n/a	n/a

Fayaz D. Suleman Vice President Finance & Chief Financial Officer	nil	nil		n/a	n/a

(1)	Determined based on the difference between the closing price of the Common Shares on the Toronto Stock Exchange on date of exercise and the exercise price of the stock options.

Nonqualified Deferred Compensation Table

The following table sets forth the contributions, earnings and balances under Nonqualified Deferred Compensation arrangements for the Named Executive Officers at December 31, 2012:

Name	Executive Contributions In Last FY ($)	Registrant Contributions In Last FY ($) (1)	Number of Units (#)	Aggregate Earnings In Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance At Last FYE ($)	Aggregate Number of Units (#)
Richard E. Gaetz President & Chief Executive Officer	nil	20,000	3,378	7,016	nil	69,129	14,410

Fayaz D. Suleman Vice President Finance & Chief Financial Officer	nil	15,000	2,533	9,340	nil	28,337	5,909

(1)	Contributions are also disclosed under the column entitled “Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table above. Under the DSU plan, Named Executive Officers as well as other senior executives receive units at the end of each quarter based on the market price of Common Shares equivalent to the senior executive’s annual contribution entitlement. The annual contribution entitlement amount varies based on the position in the Company and the years of eligible service. The maximum entitlement contribution varies between $2,500 and $20,000 per annum. Named Executive Officers received Nonqualified Deferred Compensation Earnings pursuant to the DSU Plan for Senior Executives which is described under the heading “Post-Employment Compensation” on page 13 of this document.

Equity Compensation Plan Information

The following table sets forth, as at December 31, 2012, details of the Company’s compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options (#)	Weighted-average exercise price of outstanding options ($)	Number of Common Shares remaining available for future issuance under equity compensation plans (#)
Equity compensation plans approved by shareholders	742,800	11.80	31,100
Equity compensation plans not approved by shareholders	0	0	0
Total	742,800	11.80	31,100

POTENTIAL PAYMENTS UPON CHANGE IN CONTROL OR TERMINATION

The employment agreement between the Company and Mr. Gaetz was terminated upon Mr. Gaetz’s resignation on April 4, 2013. The Company has entered into an employment agreement with Mr. Suleman effective March 26, 2013. The agreement may be terminated by mutual consent or by the Company, without notice if the Company has cause for termination or without cause if the Company pays a lump sum amount for such termination. Under the employment agreement with Mr. Suleman, he will receive certain compensation paid as a lump sum amount in the event of a “Change of Control” of the Company or termination without cause. The terms of the employment agreement of Mr. Suleman are discussed in detail beginning on page 14 under the heading “Employment Arrangements”. The following table details the amounts payable under the employment agreement as if employment was terminated on December 31, 2012, the last business day of the year.

Name	Condition	Calculated Monthly Entitlement	Months	Gross Payment	Payment Pursuant to Employee DSU Plan	Payment Pursuant to Director DSU Plan	Total Compensation Payment	Stock Options Vested	Value of Stock Options (1)
		CAD$	#	CAD$	$	CAD$	CAD$	#	CAD$
Fayaz D. Suleman Vice President Finance & Chief Financial Officer	Termination without just cause	27,750	12	333,000	28,337	nil	361,192	105,200	nil

	Change of Control	27,750	18	499,500	28,337	nil	527,692	105,200	Nil

(1)	Represents the value of “in-the-money” stock options based on the Company’s closing stock price on the Toronto Stock Exchange (the “TSX”) on December 31, 2012 of CAD $4.63.

COMPENSATION OF DIRECTORS

Name	Fees Earned (CAD$)	Stock and Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings (CAD$)	All Other Compensation ($)	Total (CAD$)
Richard D. McGraw	50,000	nil	nil	10,000	nil	60,000
Anthony F. Griffiths	39,000	nil	nil	10,000	nil	49,000
Richard E. Gaetz	nil	nil	nil	10,000	nil	10,000
John R. Gossling	53,000	nil	nil	10,000	nil	63,000
Georges L. Hébert	31,000	nil	nil	10,000	nil	41,000
William S. Deluce	42,500	nil	nil	10,000	nil	52,500

Director and committee fees are paid to independent directors. For the financial year ended December 31, 2012, director fees were paid to five of the six directors of the Company on the basis of a retainer of CAD$15,000 plus CAD$1,000 for each meeting of the Board of Directors that was attended. Mr. McGraw was paid an annual fee of CAD$50,000 as Chairman of the Board and was not paid for attendance at any Board or Board committee meetings. Fees for each of the Compensation and Nominating and Governance Committees were paid to two of six directors on the basis of a retainer to the Chair of each committee (CAD$4,000 for the Chair of the Compensation Committee and CAD$3,000 for the Chair of the Nominating and Governance Committee) plus CAD$1,500 for each meeting attended. Fees for the Audit Committee were paid to two of six directors on the basis of a retainer of CAD$8,000 to the Chair of the committee plus CAD$1,500 for each meeting attended. Fees for the Special Committee were paid to three of six directors on the basis of a retainer of CAD$8,000 for the Chair of the committee plus CAD$1,500 for each meeting attended.

Commencing fiscal year 2005, the Company adopted a DSU plan for all directors. Under the DSU plan, each director receives units at the end of every quarter based on the market price of Common Shares equivalent to CAD$2,500. The holder of the unit, upon ceasing to be a director, is entitled to redeem the units for a cash amount equal to the market price of Common Shares on the redemption date. The Company awarded 10,278 units to the directors for the year ended December 31, 2012. The following table sets forth the balances under Nonqualified Deferred Compensation arrangements for the directors at December 31, 2012:

Name	Registrant Contributions In Last FY (CAD$)	Number of Units (#)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance At Last FYE (CAD$)	Aggregate Number of Units (#)
Richard D. McGraw	10,000	1,713	nil	33,828	7,309
Anthony F. Griffiths	10,000	1,713	nil	33,828	7,309
Richard E. Gaetz	10,000	1,713	nil	33,828	7,309
John R. Gossling	10,000	1,713	nil	32,659	7,058
Georges L. Hébert	10,000	1,713	nil	33,828	7,309
William S. Deluce	10,000	1,713	nil	33,828	7,309

With the assistance of Hugessen Consulting Inc., the Compensation Committee has determined that effective March 1, 2013, director fees will be increased to a retainer of CAD$35,000 in cash and CAD$35,000 in DSUs plus CAD$1,500 for each meeting of the Board attended. The annual fee for the non-executive Chair of the Board will be increased to a retainer of CAD$60,000 in cash and CAD$60,000 in DSUs and no additional fee will be paid for attendance at any Board or Board committee meetings. Fees for the Compensation Committee and any other committees of the Board will consist of a retainer of CAD$6,000 to the Chair of the committee and CAD$1,500 for each meeting attended. Fees for the Audit Committee will consist of a retainer of CAD$10,000 to the Chair of the Audit Committee and CAD$1,500 for each meeting attended.

Director Share Ownership Guidelines

Effective March 1, 2013, the Company has adopted share ownership guidelines for all directors of the Company in order to further align the directors’ interests with those of Vitran’s shareholders. Within four years after joining the Board or the effective date of the guidelines, whichever is later, each director must own shares of the Company valued at three times the current annual retainer fee of CAD$70,000 based on the higher of (i) the market price of the Common Shares at that time and (ii) the price at which the director acquired the shares. For purposes of the share ownership guidelines, participation in the DSU plan shall constitute ownership of shares. However, 35% of each director’s total ownership must be in Common Shares.

DIRECTORS AND OFFICERS INSURANCE

The Company has purchased a policy of insurance for the benefit of its directors and officers, and the directors and officers of its subsidiaries, against liability incurred by them in the performance of their duties as directors and officers of the Company, or its subsidiaries, as the case may be. The amount of premium paid with respect to this policy for the financial year ended December 31, 2012 was $194,616. The policy does not specify that any part of the premium is paid in respect of either directors as a group or officers as a group. The entire premium is paid by the Company. The current annual policy limit is $30.0 million subject to a deductible of $0.5 million per occurrence. There have been no claims under the directors and officers insurance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the United States Securities Exchange Act of 1934 requires directors, executive officers and persons who own beneficially more than 10% of the equity securities of the Company to file reports concerning their ownership of the Company’s equity securities with the SEC, NASDAQ and the Company. To our knowledge, based solely on a review of material provided to us, all such required reports were filed on a timely basis in fiscal 2012.

SHARE PERFORMANCE GRAPHS

The following graphs compare the total shareholder return over the last five years of the Common Shares of $100 invested on January 1, 2007 assuming reinvestment of dividends at 100% of the market price on each of the dividend payment dates:

	2007	2008	2009	2010	2011	2012
Vitran Corporation Inc. (VTNC)	100.00	43.99	76.39	92.20	40.48	34.15
NASDAQ Total Index	100.00	59.46	85.55	100.02	98.22	113.85
Peer Group	100.00	88.42	103.40	121.76	116.76	128.60

Share Performance Graphs (continued)

	2007	2008	2009	2010	2011	2012
Vitran Corporation Inc. (VTN)	100.00	53.00	79.92	91.28	41.00	32.29
S&P/TSX Composite Total Return Index	100.00	66.21	90.48	106.41	97.14	104.13

Source:	Fact Set Research Systems
Peer Group Index is market cap-weighted and includes ABFS, CNW, ODFL, and SAIA.

CORPORATE GOVERNANCE

Corporate governance is the responsibility of the Board of Directors and is accomplished in concert with committees of the Board and the senior management of the Company.

An effective system of corporate governance is recognized as a vital ingredient to the long-term financial performance of the Company. The guidelines for effective corporate governance issued by the Canadian securities regulators are contained in National Policy 58-201 – Corporate Governance Guidelines. The Company’s disclosure required by National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”) relating to its corporate governance practices is set out in tabular form in Schedule “A” to this Management Information Circular.

Composition of the Board of Directors and Leadership Structure

The Board of Directors is composed of six directors, all of whom are independent except William Deluce, the current Interim President and Chief Executive Officer of the Company. Although Vitran’s articles of incorporation allow for up to fifteen directors, it is the opinion of the Board and management that the current size of the Board allows the Company to be more responsive to operational issues, address governance requirements and assess risk management not in isolation but with consideration to all issues and objectives confronting the Company and its strategic plan. Each member of the Board brings a strong leadership background, senior business acumen and transportation industry experience.

It is the opinion of the Board that the role of the Interim President and Chief Executive Officer, William S. Deluce, and the role of the Chairman, Richard D. McGraw, should be separated. The Board believes this creates a balance of authority and objective leadership. Furthermore, due to the separation of roles, the Board believes there is enhancement of:

•	Director communication within the Board

•	Interim CEO feedback of performance

•	Adherence to governance requirements

•	Succession planning for the Interim CEO

•	Board leadership and operational leadership.

Mandate of the Board

The Board is elected by the shareholders and represents all shareholders’ interests in continuously creating shareholder value. The following is the mandate of the Board of Directors:

•	Advocate and support the best interests of the Company.

•	Make best efforts to attend all Board and Board committee meetings and review all materials provided.

•	Review and approve strategic, business and capital plans for the Company and monitor management’s execution of such plans.

•	Review whether specific and relevant corporate measurements are developed and adequate controls and information systems are in place with regard to business performance.

•	Review the principal risks of the Company’s business and pursue the implementation by management of appropriate systems to manage such risks.

•	Monitor progress and efficiency of strategic, business, and capital plans and require appropriate action to be taken when performance falls short of goals.

•	Review measures implemented and maintained by the Company to ensure compliance with statutory and regulatory requirements.

•	Select, evaluate and compensate the President and CEO and develop a position description for such officer involving the definition of the limits to his responsibilities.

•	Annually review appropriate senior management compensation programs.

•	Monitor the practices of management against the Company’s disclosure policy to ensure appropriate and timely communication to shareholders of material information concerning the Company.

•	Monitor a whistleblower hotline program.

•	Monitor safety and environmental programs.

•	Review and discuss the development and implementation of programs for management succession and development.

•	Develop or approve selection criteria for new candidates for directorship.

•	Assure shareholders of conformity with applicable statutes, regulations and standards (for example, environmental risks and liabilities and conformity with financial statements).

•	Annually conduct self-appraisal of Board members against clear criteria for performance.

•	Establish the necessary committees to monitor the Company.

•	Provide advice to and act as a sounding board for the President and CEO.

•	Discharge such other duties as may be required for the good stewardship of the Company.

Board of Directors Risk Oversight Statement

The Board of Directors has the responsibility for risk oversight and has not delegated the responsibility to a committee of the Board. The Board believes tasking a single committee with enterprise risk oversight fails to take advantage of all the director’s abilities and would otherwise fail to keep all directors apprised of the risk profile of the Company.

The Board of Directors believes their role is balanced between compliance requirements and the strategic risk oversight of the Company. In so doing, the Board provides support, advice and oversight of management development and implementation of the strategic plan of the Company.

Specifically, the Board annually reviews the strategic plan and the strategic scorecard to ensure that management is executing the plan. The Board, at all of its meetings, further provides on-going focus that ranges across operational, financial and other matters to assess risk and the achievement of the strategic plan.

Chairman of the Board Roles and Responsibilities

To allow the Board to function independently of management, the Nominating and Governance Committee shall ensure that the Board has a Chairman who meets the requirements of NASDAQ and of the Toronto Stock Exchange. The roles and responsibilities of the Chairman shall include, but are not limited to, the following:

•	Facilitating the independent functioning of the Board and management of the Company.

•	Ensuring that appropriate procedures are in place to allow the Board to work effectively and efficiently and to function independently of management.

•	Ensuring that the responsibilities of the Board are understood by both the Board and management and that the boundaries between Board and management responsibilities are understood and respected.

•

Together with the President and CEO, establishing position descriptions for the Board and the President and CEO and defining the limits to management’s responsibilities, to be approved by the full Board.

•	Maintaining an effective relationship between the Board and management of the Company.

•	Ensuring that the Board develops formal charters setting out the responsibilities of the Board and all Board committees.

•	Annually reviewing the charters of the Board and Board committees and recommending to the Board such amendments to those charters as the Chairman or the committee believes are appropriate.

•	Ensuring that the Board works as a cohesive team and providing leadership essential to achieve this.

•	Ensuring that the resources available to the Board (in particular, timely and relevant information) are adequate to support its work.

•	Working closely with senior management to ensure that the conduct of Board meetings provides adequate time for serious discussion of relevant issues.

•	Setting the agenda of the Board in consultation with senior management.

•	Providing direction and advice to senior management of the Company.

•	Regularly evaluating the performance of the Board and Board committees (as against their charters) and reporting the results of such evaluations to the Board.

•	Regularly evaluating the contribution of individual directors and reporting the results of the evaluations to the individual directors.

•	Working closely with the President and CEO to ensure that the Company is building a healthy corporate governance culture.

•	Ensuring that succession planning for the Board is carried out.

•

At the request of the Board, and with the agreement of the President and CEO, representing the Company to external groups such as shareholders and other stakeholders, including local community groups and governments.

•	Ensuring that, where functions (including the functions above) are delegated to appropriate Board committees, the functions are carried out and the results reported to the Board.

Composition of the Board

The Board is composed of six members, five of whom are independent, as currently defined by the NASDAQ and under National Instrument 52-110 – Audit Committees. The related non-independent director is William Deluce, the Interim President and Chief Executive Officer of the Company. The Chairman of the Board is not a member of management. One of the our independent directors, Anthony F. Griffiths, will not be standing for re-election as a director at the Meeting.

Standing Committees of the Board

Immediately prior to his appointment as the Company’s Interim President and Chief Executive Officer, Mr. Deluce was the Chair of the Company’s Compensation Committee, and also a member of the Company’s Nominating and

Governance Committee. However, as a result of his new duties, he has ceased to be independent under NASDAQ listing standards for director independence. Accordingly, the Board has appointed Georges L. Hébert to succeed him as the Chair of the Compensation Committee, and David S. McClimon has succeeded him as a member of the Nominating and Governance Committee.

As a result of these changes, the Committees of the Board now consist of the following directors:

Audit Committee

John R. Gossling, Chair

Georges L. Hébert

Richard D. McGraw

Compensation Committee

Georges L. Hébert, Chair

Richard D. McGraw

Anthony F. Griffiths

Nominating and Governance Committee

Anthony F. Griffiths, Chair

Richard D. McGraw

David S. McClimon

Each of the members of these Committees has been determined by the Board to be an independent director in accordance with NASDAQ listing standards.

Board and Committee Meetings

The following is a list of the Board committees and the number of meetings held in 2012.

	Committee	Number of Meetings

1	The Audit Committee	4
2	The Compensation Committee	3
3	The Nominating and Governance Committee	2
4	The Special Committee	4

The charters of the Nominating and Governance Committee, Compensation Committee and Audit Committee are available free of charge on the Company’s web-site at www.vitran.com.

Director Attendance

The Board met eleven times during 2012, of which two meetings were held via telephonic conference call. Each director attended 100% of the total number of Board meetings and 100% of the meetings held by committees on which such director served during 2012.

Consideration of Director Nominees

The Nominating and Governance Committee considers the criteria in the Nominating and Governance Committee charter in evaluating prospective director nominees. The Nominating and Governance Committee ensures that the appropriate skills and qualities required of a new Board member are considered.

The Nominating and Governance Committee will consider qualified director nominees recommended by shareholders when such recommendations are submitted in accordance with the Company’s policies. Any shareholder wishing to submit a candidate for consideration should send the information listed below to the Secretary of the Company, Vitran Corporation Inc., 185 The West Mall, Suite 701, Toronto, Ontario, Canada M9C 5L5. When submitting a nomination to the Company, a shareholder at the minimum must provide for each director nominee: the name and address of the shareholder submitting the candidate; the Common Shares owned beneficially and of record by such shareholder; the name, age and address of the candidate; the candidate’s principal occupation over the past five years; any current directorships of the candidate on publicly held companies and investment companies; the number of Common Shares beneficially owned and of record by the candidate; and a signed statement of the candidate indicating willingness to serve on the Board of Directors, if elected. The Nominating and Governance Committee is composed entirely of independent directors.

Code of Conduct

The Company, together with the Nominating and Governance Committee, has established a Code of Conduct for directors, officers and employees which is available on the Company’s website at www.vitran.com.

The Code of Conduct signifies voluntary assumption by the Company’s senior executives, directors and employees of the obligation of ethical and professional conduct above and beyond the requirements of the law. The Code of Conduct requires that the Company’s senior executives, directors and employees deal fairly with customers, suppliers, fellow employees and the general public. Acceptance of this Code of Conduct is mandatory for the Company’s senior executives, directors and employees. Failure to abide by the Code of Conduct will serve as a basis for disciplinary action.

Any waivers of the Code of Conduct for senior executives or directors must be approved by the Board of Directors. Under NASDAQ rules, the Company is required to disclose any such waivers within four business days by filing a current report on Form 8-K with the SEC or, in cases where a Form 8-K is not required, by distributing a press release. Alternatively, the NASDAQ rules permit the Company to disclose waivers on the Company’s website in a manner that satisfies the requirements of Item 5.05(c) of Form 8-K.

APPOINTMENT AND REMUNERATION OF AUDITOR

KPMG has served as the Company’s auditor since 1989. A representative of KPMG is expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to any appropriate questions. For the fiscal years ended December 31, 2012 and 2011, the fees billed by KPMG to the Company for services were:

	Year ended December 31,
	2012	2011

Audit	$568,569	$570,647
Tax fees	Nil	Nil
All other fees	Nil	Nil

	$568,569	$570,647

All services provided by KPMG to the Company for 2012 and 2011 were approved by the Audit Committee. For further details regarding the Audit Committee approval process, please review the Company’s Audit Committee charter available on the Company’s website at www.vitran.com, reference to which is hereby made, and the information therein is incorporated herein by reference. There were no services provided by KPMG approved pursuant to pre-approval waiver.

Under section 149(7) of the OBCA, the remuneration of an auditor appointed by the shareholders is to be fixed by the shareholders, or by the directors if they are authorized to do so by the shareholders. However, Exchange Act Rule 10A-3 requires the Audit Committee, in its capacity as a committee of the Board of Directors, to be directly responsible for the appointment, compensation, retention and oversight of the work of the auditors. Accordingly, the shareholders are being asked to authorize the Board of Directors to fix the remuneration of the auditor. Subject to receipt of such authorization, it is intended that the Board of Directors would delegate this responsibility to the Audit Committee.

Votes may be cast in favour of the reappointment of KPMG or withheld. The Board of Directors recommends that you for “FOR” the reappointment of KPMG. Unless authority to vote is withheld with respect to the appointment of the auditors, the persons named in the accompanying form of proxy intend to vote “FOR” the reappointment of KPMG, as auditor of the Company, to hold office until the next annual meeting of shareholders and to authorize the directors to fix the remuneration of the auditor.

Audit Committee

As more fully described in its charter, the Audit Committee is responsible for overseeing the accounting and financial reporting processes, including the quarterly review and the annual audit of the consolidated financial statement by KPMG, the independent registered public accounting firm. Each of Messrs. Gossling, McGraw and Hébert: (i) meets the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and is an “independent director” as defined by NASDAQ rules; (ii) meets NASDAQ’s financial knowledge and sophistication requirements; and (iii) has been determined by the Board of Directors to be an “audit committee financial expert” under SEC rules.

Report of the Audit Committee

The Audit Committee is comprised of three directors each of whom the Board has determined to be independent and financially literate under NI 52-110 and applicable NASDAQ rules. Mr. Gossling has been designated by the Board as being the financial expert on the Audit Committee. The Audit Committee oversees the Company’s financial reporting processes on behalf of the Board of Directors and operates under a written charter, which has been adopted by the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report of the Company with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgements as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and under the Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards, as currently in effect. In addition, the Audit Committee has discussed with the independent auditors their independence from management and the Company, including the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as currently in effect and has considered the compatibility of non-audit services with auditors’ independence pursuant to the policies and procedures described in the Audit Committee charter.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

The Audit Committee

/s/ John R. Gossling
John R. Gossling
Committee Chairman

/s/ Richard D. McGraw
Richard D. McGraw
Director

/s/ Georges L. Hébert
Georges L. Hébert
Director

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, and taking into account the results of the non-binding advisory vote of the Company’s shareholders taken at the 2011 annual meeting of shareholders on the frequency of future “say-on-pay” advisory votes, we are providing our shareholders with the opportunity to vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers as described in this Proxy Statement in accordance with the SEC’s compensation disclosure rules.

As stated in the section of this Management Information Circular headed “Compensation Discussion and Analysis,” it is the belief of the Company’s Compensation Committee that executive compensation should: (a) link pay and performance; and (b) attract, motivate, reward and facilitate the retention of the executive talent required to achieve the Company’s corporate objectives (the primary long-term corporate objective being the creation of superior value for our shareholders). Accordingly, executive compensation continues to be tightly linked to Company performance and shareholder value creation, and, as such, a substantial part of each Named Executive Officer’s compensation is at risk and is only earned if performance of our Company and the Named Executive Officer so warrants. In that section we noted that, at our 2012 annual meeting of shareholders, in our “say-on-pay” advisory vote, 97.2% of the votes cast (including votes for, against or withheld, but excluding uninstructed broker “non-votes”) were in favor of the compensation of our named executive officers, and that, as a result, the Compensation Committee has continued to make compensation decisions consistent with the Company’s stated executive compensation philosophy and objectives.

The Company is asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this Management Information Circular. This proposal, commonly known as a “say-on-pay,” gives the Company’s shareholders the opportunity to express their views on the compensation paid to the Company’s Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the Company’s executive compensation philosophy, policies and practices described in this Management Information Circular. Accordingly, the Company is asking our shareholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s shareholders hereby approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Management Information Circular and Proxy Statement for the 2013 Annual and Special Meeting of Shareholders.”

Adoption of this resolution will require the affirmative vote of a majority of the Common Shares present or represented by proxy at the Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against the resolution. Brokers and other nominee holders do not have discretion to vote uninstructed Common Shares with respect to this resolution. Accordingly, if brokers or other nominee holders do not receive voting instructions from beneficial owners of the Common Shares, they will not be able to vote the Common Shares and broker non-votes may occur with respect to this resolution. However, broker non-votes will not affect the outcome of the voting on this resolution because it requires the affirmative vote of a majority of the Common Shares present or represented by proxy at the Meeting (as opposed to a majority of the Common Shares outstanding).

This “say-on-pay” vote is advisory, and therefore is not binding on the Company, the Compensation Committee or the Board of Directors. However, the Compensation Committee will consider the voting results when determining executive compensation (including compensation that will be payable to Mr. Deluce in his capacity as our Interim President and Chief Executive Officer) for the remainder of the current fiscal year and beyond. The Compensation Committee and the Board value the opinions of our shareholders and, to the extent there is a significant vote against the compensation of the Named Executive Officers as disclosed in this Proxy Statement, the Compensation Committee and the Board will consider the shareholders’ concerns and will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote “FOR” approval of the compensation of the Company’s Named Executive Officers, as disclosed in this Management Information Circular pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables).

AMENDED AND RESTATED STOCK OPTION PLAN

The Meeting has been called in part, to consider and if deemed appropriate, to approve the amended and restated Plan. The Plan was initially approved by the shareholders of the Company at a meeting of shareholders held on May 17, 1995 and certain amendments were approved by shareholders at meetings held in May 1996, May 1999 and April 2004.

The Plan was established by the Company to assist in attracting, retaining and motivating its directors, officers, employees and consultants by providing, through share options, an opportunity to participate in the growth and development of the Company and to acquire a proprietary interest in the Company. The Board of Directors is authorized to issue options to acquire Common Shares at such prices and with vesting dates as the Board of Directors may determine, provided however that the option exercise price may not be less than the “market price” of the Company’s Common Shares at the time of the grant. “Market price” generally means the closing price of the Company’s Common Shares on the TSX on the last trading day prior to the grant of the option.

Under the Plan, options may be granted to such bona fide officers, directors and employees of the Company or its subsidiaries or other persons or companies engaged to proving ongoing management or consulting services to the Company or its subsidiaries, as demonstrate the potential of becoming key personnel of, or performing valuable services for, the Company and its subsidiaries, or as inducement of employment, as the Board of Directors, on the recommendation of the Compensation Committee, in its sole discretion may determine.

Options granted under the Plan must expire no later than 10 years after the date of grant and are not transferable or assignable other than by will or other testamentary instrument or the laws of succession.

It is proposed to amend the Plan to increase the maximum aggregate number of Common Shares issuable under the Plan by an additional 800,000 Common Shares, as there are currently no Common Shares available for future option grants. The Board of Directors is of the view that the increase is warranted and in the best interest of the Company as it enables the Company to attract and retain key directors, officers, employees and consultants. The maximum aggregate number of Common Shares issuable under the amended and restated Plan is 2,550,000 Common Shares (15.5% of the Company’s outstanding Common Shares). As of March 31, 2013, the Company had options outstanding under the Plan to purchase 773,900 Common Shares (4.7% of the outstanding Common Shares) at exercise prices ranging from CAD $5.23 to $7.00 per share. Options to purchase a total of 976,100 Common Shares (6.0% of the outstanding Common Shares) have previously been exercised under the Plan. Details of the Company’s outstanding stock options are disclosed in the Annual Report on Form 10K, Note 9 of the Consolidated Financial Statements of the Company. The proposed amendment to the Plan would make 800,000 additional Common Shares (an additional 4.9% of the outstanding Common Shares) available for future grants under the Plan.

The amended and restated Plan provides that the number of Common Shares: (i) issuable to insiders of the Company at any time, under all security-based compensation arrangements, may not exceed 10% of the outstanding Common Shares; and (ii) issued to insiders of the Company within a one-year period, under all security based compensation arrangements, may not exceed 10% of the outstanding Common Shares. With respect to the 5% limits on Common Shares issued to any one insider in any one-year period or reserved for issuance to any one person under the current Plan, the TSX no longer requires these limits and, accordingly, the Company proposes to delete both 5% limits from the amended and restated Plan.

The Plan currently provides that the Board of Directors may amend, suspend or terminate the Plan, provided, however, that any such amendment, suspension or termination shall not adversely affect any outstanding options without the consent of the optionee. However, pursuant to changes in TSX requirements, all amendments, including amendments considered to be of a “housekeeping nature”, will require shareholder approval unless an amendment procedure permitting such amendments is included in the Plan. Accordingly, the amended and restated Plan includes the addition of such an amendment procedure.

The proposed amendment procedure provides that the Board of Directors may discontinue or amend the amended and restated Plan at any time; provided, however, that shareholder approval must be obtained to: (i) reduce the exercise price of an option; (ii) extend the period available to exercise an option beyond the normal expiration date (except in respect of blackout periods as provided in the amended and restated Plan); (iii) increase the levels of insider participation under the amended and restated Plan; (iv) increase the number of Common Shares reserved for issuance under the amended and restated Plan (other than pursuant to the adjustment provisions of the amended and restated Plan); (v) amend any assignment rights set forth in the Plan; and (vi) amend the matters for which shareholder approval are required to amend the amended and restated Plan. Subject to any necessary approval of any applicable stock exchange, all other amendments to the amended and restated Plan may be made at the discretion of the Board of Directors.

With respect to the expiry of options under the Plan, the amended and restated Plan provides that in the case of resignation of an optionee or termination of employment or service of an optionee by the Company, options that have vested prior to such resignation or termination of employment or service will remain exercisable until the earlier of (i) seven business days after the optionee’s last day of active employment or service or such later date as may be determined by the Board of Directors and (ii) the original expiry date of the option.

In the case of the retirement of an optionee, and in the case of disability of an optionee to an extent and in a manner as shall be determined in each case by the Compensation Committee, all options that have vested prior to retirement or disability, as applicable, may be exercised until the earlier of (i) the six-month anniversary date of retirement or such later date as may be determined by the Board of Directors and (ii) the date of expiry of such options.

In the case of the death of an optionee, the personal representative, heirs or legatees of the deceased optionee may exercise the optionee’s options that have vested at the date of death until the earlier of (i) the six-month anniversary of the date of death or such later date as may be determined by the Board of Directors and (ii) the date of expiry of such options.

The proposed amendments also provide the Company with more flexibility in dealing with options in the event of a change in control. Under the amended and restated Plan, the definition of a change in control is expanded to include circumstances where the Company sells or otherwise disposes of all or substantially all of its assets and where the Board of Directors determines that for the purposes of the amended and restated Plan, a change in control has occurred.

Other proposed amendments to the Plan relate to the extension to the term of an award if the award expires during or immediately after a “trading blackout”. Under the Company’s insider trading policies, directors, officers and specified employees are restricted from trading in securities of the Company during periodic trading blackouts imposed by the Company. The TSX recognizes that trading blackouts imposed by issuers are an example of good corporate governance practice and that issuers, their insiders and employees should not be penalized for maintaining such practices. The proposed amendments to the Plan address the situation where an optionee is unable to exercise an option that would otherwise expire during, or within ten business days immediately following, a trading blackout imposed by the Company, by providing that the option will continue to be exercisable until the tenth business day following the notice of the cessation of the trading blackout.

Lastly, the amended and restated Plan contemplates procedures to ensure that any tax or other statutory withholding obligations are met. These procedures may include increased withholding from an optionee’s regular compensation, cash payments by an optionee or the sale of a portion of the Common Shares acquired pursuant to the exercise of an option.

A copy of the amended and restated Plan is attached hereto as Schedule “B”.

The Board of Directors approved the amended and restated Plan on March 18, 2013. The rules of the TSX requires that the amended and restated Plan be approved by a majority of the votes cast in respect thereof at the Meeting. The Board of Directors recommends that shareholders vote for approval of the ordinary resolution as set out below:

“RESOLVED THAT:

1.	the stock option plan of the Company, as amended and restated effective March 18, 2013 (as may be amended, varied or supplemented from time to time), be and is hereby ratified, confirmed and approved; and

2.	any one director or officer of the Company be and is hereby authorized and directed, for and on behalf of the Company, to execute and deliver all such documents and to do all such other acts and things as he may determine to be necessary or advisable to give effect to this resolution, the execution of any such document or the doing of any such other act or thing being conclusive of such determination.”

Proxies received in favour of Management will be voted “FOR” the resolution approving the amended and restated Plan, unless the shareholder has specified in the Form of Proxy that his, her or its Common Shares are to be voted against such resolution. Brokers may not cast discretionary “uninstructed” votes (commonly known as broker “non-votes”) in respect of this resolution. In the event that the resolution is not approved by the requisite majority, the Plan will not be amended.

New Plan Benefits

Awards of options under the Plan are at the discretion of the Board of Directors. As such, it is not possible to determine the benefits or the amounts to be received under the Plan in the future by the Company’s officers, employees, consultants or directors. The following table sets forth the number of outstanding options granted to our executive officers, directors and employees under the Plan:

New Plan Benefits Table
Name of Individual or Identity of Group and Position	Shares Underlying Stock Options Granted	Weighted Average Exercise Price Per Share ($)	Number of Shares of Restricted Stock	Dollar Value ($)(1)
Richard Gaetz, President and CEO	191,000	13.00	Nil	Nil
Fayez Suleman, Vice President Finance and CFO	105,200	9.40	Nil	Nil
All current executive officers, as a group (2 persons)	246,200	11.72	Nil	Nil
All non-employee directors, as a group (5 persons)	20,000	16.31	Nil	Nil
All other employees (including all current officers who are not executive officers), as a group	457,700	11.19	Nil	Nil

(1)	Based upon the closing price of the Common Shares on the NASDAQ Global Market on April 17, 2013.

Special Note Re: United States Income Tax Ramifications of Exercising Stock Options

For U.S. tax purposes, the Plan is not considered an Incentive Stock Option plan as defined under Section 422 of the Internal Revenue Code.

The stock options to acquire Common Shares of the Company are exercisable at a price, (“the Exercise Price”) per share. The receipt of the stock options is not considered taxable income at the time they are granted. Upon exercise, the difference between the Exercise Price per share and the fair market value of the Common Shares acquired will be ordinary income. The Company will be required to withhold federal income taxes on the amount of income reported. This is accomplished by withholding additional amounts of income tax from the employee’s wages or, alternatively, having the employee pay for the income taxes by reimbursing the Company.

The Common Shares cost basis to the employee will be equal to the exercise price per share plus the amount of compensation income reported. Gain or loss on the ultimate sale of the Common Shares will be the difference between the selling price and the Common Shares cost basis.

The holding period for the Common Shares will begin on the exercise date of the option and purchase of the Common Shares. If the Common Shares are held for more than twelve months, any gain or loss on the sale of the Common Shares will be long-term capital gain or loss. If the Common Shares are sold prior to holding them for twelve months, any gain or loss on the sale will be a short-term capital gain or loss.

CONFIRMATION OF BY-LAW NO. 8

Subject to and conditioned upon shareholders approving the resolutions set forth under “Confirmation of Section 4.16 of By-Law No. 8” and “Confirmation of Section 10.5 of By-Law No. 8”, shareholders are requested to approve a resolution confirming By-Law No. 8 (other than the elimination of the second or ‘casting’ vote in favour of the Chair of the meeting of the Board of Directors and the adoption of the Advance Notice Provisions, which are the subjects of separate votes), as the new general by-law of the Company, which new general by-law effects changes to the previous by-laws of the Company that are primarily ministerial in nature.

By-Law No. 8 represents a general by-law for an OBCA company relating generally to the transaction of the business and affairs of the Company including the borrowing powers of the Company, and was adopted by the Board of Directors on March 18, 2013.

By-Law No. 8 replaces and repeals the Company’s former by-laws, By-Law No. 6, which had been adopted on May 27, 1987 and amended on February 7, 2005 and February 7, 2008, and By-Law No. 7, which had been adopted on July 16, 1987. Since that time, there have been a number of amendments to the OBCA, the governing statute of the Company.

By-Law No. 8 includes certain ministerial revisions to ensure that the Company’s by-laws remain consistent with the current provisions of the OBCA. In accordance with the amendments made to the OBCA, the requirement that a majority of the directors be Canadian residents has been revised to provide that not less than 25% of the members of the Board of Directors be Canadian residents. Also, there is no longer a requirement that each meeting of the Board of Directors requires a majority of directors who are Canadian residents to be present. In addition, committees of the Board of Directors will no longer require that a majority of their members be Canadian residents. These changes maximize the Board of Directors’ flexibility in appointing members who will be the most qualified to perform the duties and obligations of the Board of Directors and of any particular committee, without regard to country of residency. The requirement that directors of the Company disclose potentially conflicting interests to the Board of Directors and not participate in any vote on such matters has been broadened to also provide that such persons absent themselves from that portion of the meeting where such matters are discussed.

By-Law No. 8 also includes revisions with respect to meetings of shareholders. By-Law No. 8 reflects the changes made to the OBCA in respect of fixing record dates for voting at meetings of shareholders. Furthermore, the Chair of the meeting of shareholders no longer has a second or casting vote in the case of an equality of votes.

With respect to meetings of directors, By-Law No. 8 no longer permits the Board of Directors to determine the number of directors required for quorum.

United States securities regulations require that each material item to be considered by shareholders be set forth in a separate resolution. The following revisions contained in By-Law No. 8 may be deemed of such significance in comparison to the other ministerial changes effected by By-Law No. 8, with the result that the Company is providing shareholders separate votes as described in more detail below:

•

Section 4.16 of By-Law No. 8 governs the conduct of voting at meetings of the Board of Directors. Section 4.16 provides that all matters to be decided by the Board of Directors shall be decided by a majority of the votes cast on the matter. In the case of an equality of votes, the Chair of the meeting of the Board of Directors will no longer be entitled to a second or ‘casting’ vote. The Company’s prior general by-law provided the Chair of the meeting with a second or ‘casting’ vote. This change to remove the casting vote was in recognition of developments in recognized best practices in corporate governance. Shareholders will be asked to approve this provision separately. See “Confirmation of Section 4.16 of By-Law No. 8”.

•

Section 10.5 of By-Law No. 8 provides for advance notice to the Company in circumstances where nominations of persons for election to the Board of Directors are made by shareholders of the Company other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the OBCA or (ii) a shareholder proposal made pursuant to the provisions of the OBCA. The purpose of Section 10.5 is to foster a variety of interests of the shareholders and the Company by ensuring that all shareholders - including those participating in a meeting by proxy rather than in person - receive adequate notice of the nominations to be considered at a meeting and can thereby exercise their voting rights in an informed manner. Shareholders will be asked to approve this provision separately. See “Confirmation of Section 10.5 of By-Law No. 8”.

In order for By-Law No. 8 to be effective following the Meeting, the OBCA requires that the entirety of By-Law No. 8 be confirmed by shareholders at the Meeting. As a result, although three resolutions relate to confirming By-Law No. 8 and are being considered separately for purposes of voting, the approval of each of these resolutions is a condition precedent to the effectiveness of the other resolutions and no such resolution will be effective without the approval of the other resolutions. If all resolutions set forth under “Confirmation of By-Law No. 8”, “Confirmation of Section 4.16 of By-Law No. 8” and “Confirmation of Section 10.5 of By-Law No. 8” are not approved by shareholders, By-Law No. 8 will cease to be effective immediately following completion of the Meeting and the by-laws in effect prior to the Board of Director’s adoption of By-Law No. 8 (namely By-Law No. 6 and By-Law No. 7) will be the by-laws of the Company. In addition, no subsequent resolution of the directors to make, amend or repeal a by-law having substantially the same purpose or effect will be effective until it is confirmed or confirmed as amended by the shareholders.

A copy of By-Law No. 8 is attached hereto as Schedule “C” and incorporated by reference into this Management Information Circular.

Vote Required and Recommendation of Board of Directors

The Board of Directors recommends that shareholders vote for approval of the ordinary resolution as set out below:

“RESOLVED THAT:

1.	subject to confirmation of Sections 4.16 and 10.5 of By-Law No. 8 by shareholders of the Company, By-Law No. 8 (other than Sections 4.16 and 10.5 thereof), being a by-law relating generally to the transaction of the business and affairs of the Company, is hereby confirmed as a by-law of the Company; and

2.	any one director or officer of the Company be and is hereby authorized and directed, for and on behalf of the Company, to execute and deliver all such documents and to do all such other acts and things as he may determine to be necessary or advisable to give effect to this resolution, the execution of any such document or the doing of any such other act or thing being conclusive of such determination.”

In order to be effective, the resolution must be approved by a majority of the Common Shares present and voting at the Meeting, whether in person or by proxy. Proxies received in favour of Management will be voted ‘FOR’ the approval of the ordinary resolution confirming By-Law No. 8 (other than Sections 4.16 and 10.5 thereof), unless the shareholder has specified in the Form of Proxy that his, her or its Common Shares are to be voted against such resolution. Brokers may not cast discretionary “uninstructed” votes (commonly known as broker “non-votes”) in respect of this resolution.

CONFIRMATION OF SECTION 4.16 OF BY-LAW NO. 8

Subject to and conditioned upon shareholders approving the resolutions set forth under “Confirmation of By-Law No. 8” and “Confirmation of Section 10.5 of By-Law No. 8”, shareholders are requested to approve a resolution confirming Section 4.16 of By-Law No. 8, which effects a change to the previous by-laws of the Company to eliminate the second or ‘casting’ vote in favour of the Chair of the meeting of the Board of Directors if there is a tie in the votes cast by directors at such meeting.

Section 4.16 of By-Law No. 8 governs the conduct of voting at meetings of the Board of Directors. Section 4.16 provides that all matters to be decided by the Board of Directors shall be decided by a majority of the votes cast on the matter. In the case of an equality of votes, the Chair of the meeting of the Board of Directors will no longer be entitled to a second or ‘casting’ vote. The Company’s prior general by-law provided the Chair of the meeting with a second or ‘casting’ vote. As noted above, this change to remove the casting vote was in recognition of developments in recognized best practices in corporate governance.

As noted above, United States securities regulations require a separate vote by shareholders to confirm Sections 4.16 and 10.5 of By-Law No. 8. Also as noted above, the OBCA requires that the entirety of By-Law No. 8 be subject to a shareholder vote. As a result, although three resolutions relate to confirming By-Law No. 8 and are being considered separately for purposes of voting, the approval of each of these resolutions is a condition precedent to the effectiveness of the other resolutions and no such resolution will be effective without the approval of the other resolutions. If all resolutions set forth under “Confirmation of By-Law No. 8”, “Confirmation of Section 4.16 of By-Law No. 8” and “Confirmation of Section 10.5 of By-Law No. 8” are not approved by shareholders, By-Law No. 8 will cease to be effective immediately following completion of the Meeting and the by-laws in effect prior to the Board of Director’s adoption of By-Law No. 8 (namely By-Law No. 6 and By-Law No. 7) will be the by-laws of the Company.

The full text of By-Law No. 8 is attached hereto as Schedule “C”.

Vote Required and Recommendation of Board of Directors

The Board of Directors recommends that shareholders vote for approval of the ordinary resolution as set out below:

“RESOLVED THAT:

1.	subject to confirmation of By-Law No. 8 (other than Sections 4.16 and 10.5 thereof) and the confirmation of Section 10.5 thereof, in each case by shareholders of the Company, Section 4.16 of By-Law No. 8 of the Company is hereby confirmed as a by-law of the Company; and

2.	any one director or officer of the Company be and is hereby authorized and directed, for and on behalf of the Company, to execute and deliver all such documents and to do all such other acts and things as he may determine to be necessary or advisable to give effect to this resolution, the execution of any such document or the doing of any such other act or thing being conclusive of such determination.”

In order to be effective, the resolution must be approved by a majority of the Common Shares present and voting at the Meeting, whether in person or by proxy. Proxies received in favour of Management will be voted ‘FOR’ the approval of the ordinary resolution confirming the adoption of Section 4.16 of By-Law No. 8, unless the shareholder has specified in the Form of Proxy that his, her or its Common Shares are to be voted against such resolution. Brokers may not cast discretionary “uninstructed” votes (commonly known as broker “non-votes”) in respect of this resolution.

CONFIRMATION OF SECTION 10.5 OF BY-LAW NUMBER 8

Subject to and conditioned upon shareholders approving the resolutions set forth under “Confirmation of By-Law No. 8” and “Confirmation of Section 4.16 of By-Law No. 8”, shareholders are requested to approve a resolution confirming Section 10.5 of By-Law No. 8, which provides for the Advance Notice Provisions described below.

Section 10.5 of By-Law No. 8 provides for advance notice to the Company in circumstances where nominations of persons for election to the Board of Directors are made by shareholders of the Company other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the OBCA or (ii) a shareholder proposal made pursuant to the provisions of the OBCA.

The purpose of the Advance Notice Provisions is to foster a variety of interests of the shareholders and the Company by ensuring that all shareholders - including those participating in a meeting by proxy rather than in person - receive adequate notice of the nominations to be considered at a meeting and can thereby exercise their voting rights in an informed manner. In addition, the Advance Notice Provisions should assist in facilitating an orderly and efficient meeting process. The Advance Notice Provisions provide shareholders, directors and management of the Company with a clear framework for nominating directors. Among other things, the Advance Notice Provisions fix a deadline by which holders of Common Shares must submit director nominations to the Company prior to any annual or special meeting of shareholders and sets forth the minimum information that a shareholder must include in the notice to the Company for the notice to be in proper written form.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 nor more than 65 days prior to the date of the annual meeting; provided, however, that in the event the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made.

For purposes of the Meeting, in accordance with the terms of the Advance Notice Provisions, the Board of Directors has determined that notice of nominations of persons for election to the Board of Directors at the Meeting pursuant to Subsection 10.5(A)(a) of By-Law No. 8 must be made by April 20, 2013. Such notice must be in the form, and given in the manner, prescribed by the Advance Notice Provisions.

As noted above, United States securities regulations require a separate vote by shareholders to confirm Sections 4.16 and 10.5 of By-Law No. 8. Also as noted above, the OBCA requires that the entirety of By-Law No. 8 be subject to a shareholder vote. As a result, although three resolutions relate to confirming By-Law No. 8 and are being considered separately for purposes of voting, the approval of each of these resolutions is a condition precedent to the effectiveness of the other resolutions and no such resolution will be effective without the approval of the other resolutions. If all resolutions set forth under “Confirmation of By-Law No. 8”, “Confirmation of Section 4.16 of By-Law No. 8” and “Confirmation of Section 10.5 of By-Law No. 8” are not approved by shareholders, By-Law No. 8 will cease to be effective immediately following completion of the Meeting and the by-laws in effect prior to the Board of Director’s adoption of By-Law No. 8 (namely By-Law No. 6 and By-Law No. 7) will be the by-laws of the Company.

The full text of By-Law No. 8 is attached hereto as Schedule “C”.

Vote Required and Recommendation of Board of Directors

The Board of Directors recommends that shareholders vote for approval of the ordinary resolution as set out below:

“RESOLVED THAT:

1.	subject to confirmation of By-Law No. 8 (other than Sections 4.16 and 10.5 thereof) and the confirmation of Section 4.16 thereof, in each case by shareholders of the Company, Section 10.5 of By-Law No. 8 of the Company is hereby confirmed as a by-law of the Company; and

2.	any one director or officer of the Company be and is hereby authorized and directed, for and on behalf of the Company, to execute and deliver all such documents and to do all such other acts and things as he may determine to be necessary or advisable to give effect to this resolution, the execution of any such document or the doing of any such other act or thing being conclusive of such determination.”

In order to be effective, the resolution must be approved by a majority of the Common Shares present and voting at the Meeting, whether in person or by proxy. Proxies received in favour of Management will be voted ‘FOR’ the approval of the ordinary resolution confirming the adoption of Section 10.5 of By-Law No. 8, unless the shareholder has specified in the Form of Proxy that his, her or its Common Shares are to be voted against such resolution. Brokers may not cast discretionary “uninstructed” votes (commonly known as broker “non-votes”) in respect of this resolution.

PROCESS OF SHAREHOLDER COMMUNICATIONS

Shareholders wishing to communicate with the Board of Directors should submit their written comments to the Secretary of the Company, Vitran Corporation Inc., 185 The West Mall, Suite 701, Toronto, Ontario M9C 5L5 Canada. The Secretary of the Company will forward all communications (excluding advertisements, business solicitations, or material deemed to be for harassment purposes) to the individual director named in the communication.

DEADLINE FOR SHAREHOLDER PROPOSALS

In order to be included in proxy material for our 2014 annual meeting of shareholders, shareholder proposals must be received by the Company at its executive offices no later than December 20, 2013.

In order to be included in proxy material for a meeting, the OBCA requires that a notice of shareholder proposal be submitted to the Company by a shareholder entitled to vote at the meeting at least 60 days before the anniversary date of the last annual meeting, if the matter is to be raised at an annual meeting, or at least 60 days before a meeting other than an annual meeting, if the matter is to be raised at a meeting other than an annual meeting. In addition, all proposals will need to comply with Rule 14a-8 under the Securities Exchange Act of 1934, which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials.

INFORMATION INCORPORATED BY REFERENCE

The Company’s Annual Report on Form 10-K and the Company’s Audit Committee charter are herein incorporated by reference to this Management Information Circular.

Shareholders may obtain a copy of our Annual Report on Form 10-K as filed with the SEC for the year ended December 31, 2012, as well as our Company’s Audit Committee charter without charge, from the Company’s website, www.vitran.com. In addition, the Company undertakes to provide, without charge, to each person to whom this Management Information Circular is delivered, upon written or oral request, as soon as is practicable following receipt of such request, a copy of the information that has been incorporated herein by reference. Request may be made by writing to Fayaz D. Suleman, Vice President Finance and Chief Financial Officer, Vitran Corporation Inc., 185 The West Mall, Suite 701, Toronto, Ontario, M9C 5L5, Canada or calling at 416-596-7664. Exhibits are not included, but copies of them may be obtained upon payment of copying charges. Financial information respecting the Company is provided in the Company’s financial statements and management discussion and analysis for the year ended December 31, 2012 which are included in its Annual Report on Form 10-K. Additional information respecting the Company can be reviewed on SEDAR at www.sedar.com.

GENERAL

Information contained herein is given as of the 17th day of April, 2013, unless otherwise noted. If any matters which are not now known should properly come before the Meeting, the accompanying form of proxy will be voted on such matters in accordance with the best judgement of the person voting it. Management knows of no such matters. The content and sending of this Management Information Circular have been approved by the Board of Directors of the Company.

DATED at Toronto, this 17th day of April, 2013.

By Order of the Board of Directors,

/s/ Fayaz. D. Suleman

Fayaz D. Suleman
Secretary

Schedule A

Corporate Governance Disclosure Required by National Instrument 58-101

Corporate Governance Guideline		Comments
1. Board of Directors

a)	Disclose the identity of the directors who are independent	The independent directors are: Richard D. McGraw John R. Gossling Anthony F. Griffiths Georges L. Hébert David S. McClimon

b)	Disclose the identity of directors who are not independent, and describe the basis for that determination	William S. Deluce is not considered independent as he is the current Interim President and Chief Executive Officer of the Company.

c)	Disclose whether or not a majority of the directors are independent	Five of the Company’s six directors are independent as defined by National Instrument 58-101.

d)	If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction, identify both the director and the other issuer	All directorships with other public entities for each director are disclosed in the Management Information Circular, pages 7, 8 and 9.

e)	Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s most recently completed financial year.	The independent directors hold in-camera sessions at all Board and committee meetings.

f)	Disclose whether or not the chair of the board is an independent director. If the board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his or her role and responsibilities	The current Board Chairman, Richard D. McGraw, is an independent director as defined by National Instrument 58-101. Mr. McGraw’s roles and responsibilities are disclosed in the Management Information Circular, page 27.

g)	Disclose the attendance record of each director for all board meetings held since the beginning of the issuer’s most recently completed financial year	Attendance is disclosed in the Management Information Circular, page 28.

2. Board Mandate

a)	Disclose the text of the board’s written mandate	The Board’s mandate is disclosed in the Management Information Circular, page 26.

3. Position Descriptions

a)	Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee	The Board has developed written position descriptions for the Chair and the Chairs of all Board committees.

b)	Disclose whether or not the board and CEO have developed a written position description of the CEO	The Board and the CEO have developed a written position description for the CEO.

4. Orientation and Continuing Education

a)	Briefly describe what measures the board takes to orient new directors regarding

	i) the role of the board, its committees and its directors	The Board’s Statement of Corporate Governance Practices outlines the Company’s expectations with respect to director and committee roles and responsibilities. Each committee has a charter which further describes the specific roles and responsibilities.

	ii) the nature and operation of the issuer’s business	Arrangements are made for specific briefing sessions from appropriate senior personnel. The Company organizes Board meetings at Company facilities to facilitate site visits. Directors are provided minutes and materials presented at previous meetings.

b)	Briefly describe what measures the board takes to provide continuing education for its directors	Directors may enrol in professional development courses at the Company’s expense, subject to Board approval.

5. Ethical Business Conduct

a)	Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code:	The Company has a Code of Conduct that is applicable to all directors, senior management and employees.

	i) Disclose how a person or company may obtain a copy of the code	The Code of Conduct is available free of charge on our web-site at www.vitran.com.

ii) Describe how the board monitors compliance with its code

All new employees and directors are required to read and sign the Code of Conduct as part of the orientation process.

Senior management and the Board are required to sign the Code of Conduct annually. All signed Code of Conducts are presented to the Board annually for review.

	iii) Provide a cross-reference to any material change report filed since the beginning of the issuer’s most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code	None.

b)	Describe any steps the board takes to ensure directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest	The Code of Conduct outlines the conflict of interest guidelines. Any director must disclose a conflict of interest immediately. If a director has a conflict of interest in a specific topic, that director is not permitted to be present when the matter is discussed or voted upon.

c)	Describe any other steps the board takes to encourage and promote a culture of ethical business conduct	The Board encourages senior management to publish an annual company newsletter and supports the Company’s whistleblower hotline.

6. Nomination of Directors

a)	Describe the process by which the board identifies new candidates for board nomination

Step 1: Complete Current Board Analysis and Observation

Step 2: Determine Corporate Strategic and Business Objectives

Step 3: Develop Board Composition Target

Step 4: Develop New Director Criteria

Step 5: Identification of New Director Candidates

b)	Disclose whether or not the board has a nominating committee composed entirely of independent directors	The Board does have a Nominating and Governance Committee which is comprised entirely of independent directors.

c)	If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee	The responsibilities of the Nominating and Governance Committee are included in the Committee’s Charter which can be found on our web-site at www.vitran.com.

7. Compensation

a)	Describe the process by which the board determines the compensation for the issuer’s directors and officers	This information is disclosed in the Management Information Circular under the “Compensation Discussion and Analysis” and “Compensation of Directors”.

b)	Disclose whether or not the board has a compensation committee composed entirely of independent directors

The Board does have a Compensation Committee which is comprised entirely of independent directors. The following individuals served as members of the Compensation Committee during the financial year which ended on December 31, 2012:

William S. Deluce;

Anthony F. Griffiths; and

Richard D. McGraw.

c)	If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee	The responsibilities of the Compensation Committee are included in the Committee’s Charter which can be found on our web-site at www.vitran.com

d)	If a compensation consultant or advisor has, at any time since the beginning of the issuer’s most recently completed financial year, been retained to assist in determining compensation for any of the issuer’s directors and officers, disclose the identity of the consultant or advisor and briefly summarize the mandate for which they have been retained	Hugessen Consulting Inc. was retained in 2012 to review director compensation, including mandatory share ownership requirements, in 2013.

8. Other Board Committees

a)	If the board has standing committees other than audit, compensation, and nominating committees, identify the committees and describe their function	None.

9. Assessments

a)	Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively	A Board performance review is conducted annually and the findings are reported to the Board. A questionnaire is distributed and completed by all directors. The Chairman of the Board compiles the results and if required, discusses concerns with each individual director.

Schedule B

Amended and Restated Stock Option Plan

VITRAN CORPORATION INC.

AMENDED AND RESTATED STOCK OPTION PLAN

ARTICLE 1 – DEFINITIONS

In addition to the other terms defined herein, when used in this Plan, unless the context otherwise requires:

(a)	“Act” means the Securities Act (Ontario) as the same may be amended, re-enacted or replaced from time to time.

(b)	“Company” means Vitran Corporation Inc.

(c)	“Compensation Committee” means the compensation committee of the Company as same may be constituted from time to time and any committee in succession to the compensation committee.

(d)	“Board of Directors” means the board of directors of the Company for the time being and reference without more to action by the Board of Directors shall mean action by the directors as a board of directors.

(e)	“Holder” means a person to whom an Option or Options have been or are granted under the Plan.

(f)	“Insider” means such persons defined as an insider for purposes of Section 613 of the Toronto Stock Exchange Company Manual, as such provision may be amended from time to time.

(g)	“Option” or “Options” means an option or options granted or issued pursuant to the Plan.

(h)	“Outstanding Issue” means, at the relevant time, the number of outstanding Shares from time to time.

(i)	“Plan” means the Vitran Corporation Inc. – Employee Stock Option Plan adopted by the Board of Directors at its meeting held on March 14, 1995, as from time to time amended, restated or supplemented as herein provided.

(j)	“Share Compensation Arrangements” means any Option under the Plan but also include any other stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to a Service Provider.

(k)	“Shares” means common shares of the Company as presently constituted.

(l)	“Service Provider” means a person eligible to receive Options under Section 2.3 hereof.

(m)	“Subsidiary” means any entity more than 50% of whose securities having general voting power is owned by the Company or by a Subsidiary of the Company.

ARTICLE 2 – OPTIONS

Section 2.1 Shares Available

The Board of Directors may at any time and from time to time, in accordance with the Plan, grant Options on such number of treasury Shares, which is not in excess of 2,550,000 Shares (subject to adjustment pursuant to Article 4 hereof) or such greater number as will have been duly approved by the Board of Directors and, if required, approved or ratified by the shareholders of the Company.

Section 2.2 Time of Issuance of Options

The Board of Directors, on the recommendation of the Compensation Committee, may from time to time grant Options pursuant to the Plan. Subject to the provisions of Section 2.4 hereof, nothing herein will be construed to prohibit the granting of Options at different times to the same person. All Options previously issued by the Company to its Service Providers that are outstanding as at the date of the amendment and restatement of this Plan will be deemed to be issued under this Plan and governed by the terms and conditions hereof.

Section 2.3 Persons Eligible

Persons eligible to receive Options will be such bona fide officers, directors and employees of the Company or its Subsidiaries or other persons or entities engaged to provide ongoing management or consulting services to the Company or its Subsidiaries, as demonstrate the potential of becoming key personnel of, or performing valuable services for the Company and its Subsidiaries, or as inducement of employment, as the Board of Directors, on the recommendation of the Compensation Committee, may determine. Notwithstanding anything to the contrary contained in the Plan, no Options may be granted to Insiders if such Options, together with any other outstanding Share Compensation Arrangements, could result in:

(a)	the number of Shares issuable to Insiders at any time pursuant to Share Compensation Arrangements exceeding 10% of the Outstanding Issue; or

(b)	the issuance to Insiders pursuant to Share Compensation Arrangements, within any one-year period, of a number of Shares exceeding 10% of the Outstanding Issue.

Section 2.4 Number of Shares to be Optioned

The number of Shares to be optioned to any person will be determined by the Board of Directors, on the recommendation of the Compensation Committee.

Section 2.5 Form of Options

A certificate of option (“Option Certificate”), in the form or substantially in the form set out in the schedule hereto, signed by the President or any Vice-President, or the Secretary of the Company or any other officer of the Company appointed by the Board of Directors, will be issued to each person to whom an Option is granted.

Section 2.6 Assignability of Options

Options and all rights thereunder will be non-assignable and non-transferable by the Holder, provided however that the representatives of a deceased Holder may exercise the rights enjoyed under any such Option at the time of the death of such Holder subject, however, to the terms, conditions and limitations herein provided.

Section 2.7 Option Price and Term

The price at which Shares may be purchased under any Option granted pursuant to the Plan (the “Option Price”) will be the closing price of the Shares on the Toronto Stock Exchange on the last trading day prior to the grant of such Option, and if there is no such closing price, the price at which Shares may be purchased under any Option granted pursuant to the Plan will be the simple average of the closing bid and ask prices of the Shares on the Toronto Stock Exchange on the last trading day prior to the grant of such Option. The term during which Shares may be purchased under any Option granted pursuant to the Plan will be determined by the Board of Directors but will not exceed 10 years (the “Normal Expiry Date”).

Section 2.8 Vesting of Options

Vesting of Options and the waiver in whole or in part and at any time and from time to time of the vesting requirements contained in any existing Option Certificate is at the discretion of the Board of Directors, and may generally be subject to:

(a)	the Service Provider remaining employed by or continuing to provide services to the Company or any of its Subsidiaries as well as, at the discretion of the Board of Directors, achieving certain milestones which may be defined by the Board of Directors from time to time or receiving a satisfactory performance review by the Company or any of its Subsidiaries during the vesting period;

(b)	remaining as a director of the Company or a director of any of its Subsidiaries during the vesting period;

(c)	the terms and conditions of any employment agreement approved by the Board of Directors; or

(d)	the provisions of Section 5.2, Section 5.3 and Section 5.4.

Section 2.9 Tax Code Compliance

It is intended that Options granted under the Plan will not constitute a deferral of compensation within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). In granting an Option, the Board of Directors will use its reasonable commercial efforts to exercise its authority under the Plan with respect to the terms of such Option in a manner that the Board of Directors determines in good faith will not cause the Option to be subject to Section 409A of the Code and, should the Option be subject to Section 409A of the Code, to comply with Section 409A of the Code and thereby avoid the imposition of penalty taxes and interest upon the Holder. For U.S. tax purposes, the Plan is not considered an Incentive Stock Option plan as defined under the Code.

ARTICLE 3 – EXERCISE OF OPTIONS

Section 3.1 When Exercised

The Board of Directors, on recommendation of the Compensation Committee, will fix the term of any Option and the rights of exercise with respect thereto.

Section 3.2 How Exercisable

Options will be exercised by delivery of a duly signed notice in writing to such effect, together with the Option Certificate and the full price of the Shares purchased pursuant to the exercise of the Option, to the President or any Vice-President, or the Secretary of the Company or any other officer of the Company appointed by the Board of Directors for the purposes of receiving the same.

Section 3.3 Issuance of Shares

Within a reasonable time after exercise of an Option and payment of the price for the Shares purchased pursuant to such exercise, the Company will cause to be delivered to the person exercising the Option a certificate for the Shares purchased pursuant to the exercise of the Option and an Option Certificate for a number of Shares equivalent to the difference between the number of Shares of the Option Certificate surrendered at the time of the exercise of the Option and the number of Shares with respect to which the Option was so exercised, or the Company may, at its election and in lieu of issuing a new Option Certificate, endorse on the original Option Certificate a memorandum of the number of Shares in respect of which the Option has been exercised.

Section 3.4 Termination of Options

Subject to Section 3.1 hereof, any Option not exercised within the period fixed for its exercise will terminate and become void and of no effect.

Section 3.5 Lapsed Options

In the event that Options granted under the Plan are surrendered, terminate or expire without being exercised in full, the unpurchased Shares subject thereto may again be used and available for reservation for the purposes of the Plan.

Section 3.6 Holder Ceasing to be Service Provider

Unless otherwise determined by the Board of Directors or the Compensation Committee, or otherwise provided in an employment agreement approved by the Board of Directors, no Option may be exercised after the Holder has ceased to be employed by or hold office with the Company or any of its Subsidiaries or has been advised that his or her services are no longer required or that his or her service contract has expired, except as follows:

(a)	in the case of the death of a Holder, any vested Option held by such Holder at the date of his or her death will be exercisable by such Holder’s lawful personal representatives, heirs or executors until the earlier of (i) the date that is six months following the date of death of such Holder or such later date as determined by the Board of Directors and (ii) the Normal Expiry Date of such Option, and all unvested Options will immediately terminate without right to exercise such unvested Option unless otherwise provided for or contemplated under Section 2.8;

(b)	in the case of disability of a Holder to an extent and in a manner as will be determined in each case by the Compensation Committee, any vested Option held by such Holder at the date of his or her disability will be exercisable by such Holder until the earlier of (i) the date that is six months following the date of disability of such Holder or such later date as determined by the Board of Directors and (ii) the Normal Expiry Date of such Option, and all unvested Options will immediately terminate without right to exercise such unvested Option unless otherwise provided for or contemplated under Section 2.8;

(c)	in the case of the retirement of a Holder, any vested Option held by such Holder at the date of his or her retirement will be exercisable by such Holder until the earlier of (i) the date that is six months following the date of retirement of such Holder or such later date as determined by the Board of Directors and (ii) the Normal Expiry Date of such Option, and all unvested Options will immediately terminate without right to exercise such unvested Option unless otherwise provided for or contemplated under Section 2.8;

(d)	in the case of the resignation of a Holder from the employment of or service to the Company or any of its Subsidiaries in any circumstance other than those described in subsection 3.6(c), any vested Option held by such Holder immediately prior to his or her resignation will be exercisable by such Holder until the earlier of (i) the date that is seven business days following the date on which the Holder ceases to be a Service Provider or such later date as determined by the Board of Directors and (ii) the Normal Expiry Date of such Option, and all unvested Options will immediately terminate without right to exercise such unvested Option unless otherwise provided for or contemplated under Section 2.8; and

(e)	in the case of the termination of a Holder from the employment of or service to the Company or any of its Subsidiaries with or without cause, any vested Options held by such Holder immediately prior to his or her termination of employment or service will be exercisable by such Holder until the earlier of (i) the date that is seven business days following the date on which the Holder ceases to be a Service Provider or such later date as determined by the Board of Directors and (ii) the Normal Expiry Date of such Option, and all unvested Options will immediately terminate without right to exercise such unvested Option unless otherwise provided for or contemplated under Section 2.8.

Notwithstanding any of the foregoing, no Option may be exercised after the Normal Expiry Date of such Option. For greater certainty, for the purposes of subsections 3.6(d) and 3.6(e), the date on which a Holder ceases to be a Service Provider will be the Holder’s last day of active employment or service, as the case may be, and will not include any period of statutory, reasonable or contractual notice or any period of deemed employment or salary continuation.

Section 3.7 Expiry During Blackout Periods

Notwithstanding the provisions of Section 2.7 and Section 3.6 hereof, no Option will terminate and cease to be exercisable, whether as a result of the occurrence of the Normal Expiry Date or as a result of the cessation of employment or service of a Holder with the Company or a Subsidiary, prior to the tenth business day following notice of the cessation of any restricted trading period imposed by the Company by which officers and employees of the Company are prohibited from trading in securities of the Company (a “Trading Blackout”) then in effect and if a Trading Blackout is not then in effect, prior to the tenth business day following notice of the cessation of the most recent Trading Blackout.

ARTICLE 4 – ADJUSTMENTS

Section 4.1 Adjustment of Optioned Shares

If prior to the complete exercise of any Option there will be declared and paid a stock dividend upon the Shares or if such Shares will be consolidated or subdivided or converted, exchanged or reclassified, or in any way substituted for, then the Option, to the extent that it has not been exercised, will entitle the Holder upon the future exercise of the Option to such number and kind of securities or other property, subject to the terms of the Option, to which the Holder would have been entitled had the Holder actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, consolidation, conversion, subdivision, exchange, reclassification or substitution; and the aggregate purchase price upon the future exercise of the Option will be the same as if originally optioned Shares were being purchased hereunder. If any such event should occur, the number of Shares with respect to which Options remain to be issued or with respect to which Options may be reissued, will be similarly adjusted.

Section 4.2 Amalgamation or Merger

If the Company amalgamates, consolidates or combines with or merges with or into another body corporate, whether by way of amalgamation, arrangement, consolidation, combination, merger or otherwise (the right to do so being hereby expressly reserved), any Share receivable on the exercise of an Option will be converted into the securities, property or cash which the Holder would have received upon such amalgamation, arrangement, consolidation, combination or merger if the Holder had exercised his or her Option immediately prior to the effective date of such amalgamation, arrangement, consolidation, combination or merger and the Option Price will be adjusted as may be deemed necessary or equitable by the Board of Directors and such adjustment will be binding for all purposes of the Plan.

Section 4.3 Redesignation of Shares

In the event of a change in the Company’s currently authorized Shares, which is limited to a change in the designation thereof, the shares resulting from any such change will be deemed to be Shares within the meaning of the Plan.

Section 4.4 Other Adjustments

In the event of any other change affecting the Shares, such adjustment, if any, will be made as may be deemed necessary or equitable by the Board of Directors to properly reflect such event and such adjustment will be binding for all purposes of the Plan.

ARTICLE 5 – CHANGE IN CONTROL

Section 5.1 Change in Control

For the purpose of this Article 5, a “Change in Control” of the Company will be deemed to have occurred each time that:

(a)	any person, or group of persons acting jointly or in concert (as defined in the Act), whether directly or indirectly, acquires ownership of or control or direction over voting securities of the Company which, together with all other voting securities of the Company held by such person or persons, carry more than fifty percent (50%) of the votes attached to all voting securities of the Company;

(b)	an amalgamation, arrangement or other form of business combination of the Company with another corporation or corporations is completed with the result that any person or group of persons acting jointly or in concert (as defined in the Act) owns or exercises control or direction over voting securities of the resulting entity carrying more than fifty percent (50%) of the votes attached to all voting securities of the resulting entity;

(c)	the Company sells or otherwise disposes of all or substantially all of its assets; or

(d)	the Board of Directors of the Company, by resolution duly adopted by the affirmative vote of a simple majority of the votes cast by directors, determines that for purposes of the Plan, a Change in Control of the Company has occurred.

Section 5.2 Take-over Bid

If, at any time when Options granted under the Plan remain unexercised, a take-over bid made by means of a formal take-over bid circular is made for such number of Shares that if accepted by sufficient offerees and completed by the offeror (as defined in the Act) would result in a Change in Control, then the Board of Directors will use its reasonable commercial efforts to bring such offer to the attention of the Holders as soon as practicable and the Board of Directors may, in a fair and equitable manner, at its discretion, require the acceleration of the time for the exercise of the Options outstanding under the Plan and of the time for the fulfillment of any conditions or restrictions on such exercise (including without limitation, vesting requirements). All determinations of the Board of Directors under this Section 5.2 will be binding for all purposes of the Plan.

Section 5.3 Business Combination

Notwithstanding any other provision in the Plan, if because of a proposed merger, amalgamation or other corporate arrangement or reorganization, the exchange or replacement of Shares in the Company with securities of another corporation is imminent (“Business Combination”), the Board of Directors may, in a fair and equitable manner, determine the manner in which all outstanding and unexercised Options under the Plan will be treated including, for example but without limitation, requiring the acceleration of the time for the exercise of such Options by the Holders and of the time for the fulfillment of any conditions or restrictions on such exercise (including without limitation, vesting requirements). All determinations of the Board of Directors under this Section 5.3 will be binding for all purposes of the Plan.

Section 5.4 Conditional Vesting and Exercise

In order to permit Holders to participate in a proposed take-over bid made by means of a formal take-over bid circular or a proposed Business Combination that could result in a Change in Control, the Board of Directors may make appropriate provisions for the exercise of Options (whether vested or not) conditional upon the Shares issued on exercise of such Options being taken up and paid for under the take-over bid or the completion of the Business Combination, as applicable.

ARTICLE 6 – FRACTIONAL SHARES

No fractional Shares will be issued upon the exercise of an Option nor will any scrip certificates in lieu thereof be issuable at any time. Accordingly, if as a result of any adjustment pursuant to Article 4 a Holder would become entitled to a fractional Share, he or she will have the right to purchase only the next lower whole number of Shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

ARTICLE 7 – LIMITATIONS

The Company’s obligations to issue Shares in accordance with the terms of the Plan is subject to compliance with the laws, rules and regulations of all public agencies and authorities applicable to the issuance and distribution of such Shares and to the listing of such Shares on any stock exchange on which the Shares may be listed. The Holder agrees to comply with all such laws, rules and regulations and agrees to furnish to the Company all information and such undertakings as may be required to permit compliance with such laws, rules and regulations.

ARTICLE 8 – AMENDMENT AND INTERPRETATION

Section 8.1 Amendment and Discontinuance

(a)	The Board of Directors may:

i.	discontinue the Plan at any time except that such discontinuance may not alter or impair any Option previously granted to a Holder under the Plan; and

ii.	subject to any necessary approval of the Toronto Stock Exchange or any other stock exchange on which the Shares may then be listed and subject to subsection 8.1(b) hereof, from time to time amend the Plan in its absolute discretion without the approval of the Company’s shareholders.

(b)	The Company’s shareholders will approve any amendment to the Plan or any Option which:

i.	reduces the exercise price of an Option;

ii.	extends the period available to exercise an Option beyond the Normal Expiry Date, other than as provided in Section 3.7 hereof;

iii.	increases the levels of Insider participation under the Plan as set forth in Section 2.3 hereof;

iv.	increases the number of Shares reserved for issuance under the Plan (other than pursuant to the provisions of Article 4 hereof);

v.	amends Section 2.6 hereof; or

vi.	amends subsection 8.1(b) hereof.

(c)	Subject to subsection 8.1(b) hereof, the Board of Directors may from time to time amend the terms and conditions of any Option (and the terms of the Plan solely in respect thereof) which has been theretofore granted, provided that no amendment which could adversely affect a Holder will be made without the consent of the affected Holder.

ARTICLE 9 – WITHHOLDING OBLIGATIONS

Notwithstanding anything to the contrary in the Plan, to the extent that the exercise of an Option gives rise to any tax or other statutory withholding obligation (including, without limitation, income and payroll withholding taxes imposed by any jurisdiction), the Board of Directors may implement appropriate procedures to ensure that such withholding obligations are met. These procedures may include, without limitation, increased withholding from a Holder’s regular compensation, cash payments by a Holder, or the sale of a portion of the Shares acquired pursuant to the exercise of an Option, which sale may be required and initiated by the Board of Directors. Any such procedure, including offering choices among procedures, will be applied consistently with respect to all similarly situated Holders except to the extent any procedure may not be permitted under the laws of the applicable jurisdiction.

Adopted effective March 18, 2013.

VITRAN CORPORATION INC.

By:	“Richard E. Gaetz”
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:	“Fayaz D. Suleman”
	Name:	Fayaz D. Suleman
	Title:	Chief Financial Officer and Secretary

Schedule C

By-law No. 8

BY-LAW NO. 8

VITRAN CORPORATION INC.

BY-LAW NO. 8

A by-law relating generally to the conduct

of the business and affairs of

VITRAN CORPORATION INC.

BE IT ENACTED as a by-law of the Corporation as follows:

SECTION 1

INTERPRETATION

1.1	Definitions

In the by-laws of the Corporation, unless the context otherwise requires:

“Act” means the Business Corporations Act (R.S.O. 1990, c.B.16) and the regulations thereto, and any statute that may be substituted therefor, as from time to time amended;

“articles” means the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of arrangement, articles of continuance, articles of dissolution, articles of reorganization and articles of revival, letters patent, supplementary letters patent and a special Act of the Corporation;

“board” means the board of directors of the Corporation;

“business day” means a day that is a not a Saturday, Sunday or any other day that is a holiday as defined in the Interpretation Act (Ontario);

“by-laws” means this by-law and all other by-laws of the Corporation from time to time in force and effect;

“Corporation” means the corporation incorporated under the Act and named Vitran Corporation Inc.;

“Electronic Commerce Act” means the Electronic Commerce Act, 2000 (S.O. 2000, c.17) as amended from time to time;

“meeting of shareholders” means any meeting of shareholders, whether annual or special;

“offering corporation” means a corporation that is offering its securities to the public within the meaning of the Act and that is not the subject of an order of the Ontario Securities Commission deeming it to have ceased to be offering its securities to the public;

“recorded address” means, in the case of a shareholder, the shareholder’s address as recorded in the securities register; and in the case of joint shareholders, the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are more than one; and in the case of a director, officer, auditor or member of a committee of the board, the latest address of such person as recorded in the records of the Corporation;

“resident Canadian” has the meaning ascribed thereto in the Act;

“Securities Transfer Act” means the Securities Transfer Act, 2006 (S.O. 2006, c.8) as amended from time to time;

“signing officer” means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by section 2.4 or by a resolution passed pursuant thereto; and

“special meeting of shareholders” includes a special meeting of all shareholders entitled to vote at an annual meeting of shareholders and a meeting of any class or classes of shareholders entitled to vote on the question at issue.

1.2	Additional Definitions

Save as aforesaid, words and expressions defined in the Act have the same meanings when used herein.

1.3	Interpretations

Words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations.

SECTION 2

BUSINESS OF THE CORPORATION

2.1	Registered Office

Until changed in accordance with the Act, the registered office of the Corporation shall be in the City of Toronto in the Province of Ontario and at such location therein as the board may from time to time determine.

2.2	Corporate Seal

The Corporation may have a corporate seal which shall be adopted and may be changed by resolution of the board.

2.3	Financial Year

The financial year of the Corporation shall end on such date in each year as determined from time to time by resolution of the board and initially, such financial year shall end on the 31st day of December.

2.4	Execution of Instruments

Deeds, transfers, assignments, bills of sale, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by any two directors or officers or any director together with any officer. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed. Any signing officer may affix the corporate seal to any instrument requiring the same.

2.5	Banking Arrangements

The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe or authorize.

2.6	Voting Rights in Other Bodies Corporate

The signing officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

2.7	Withholding Information from Shareholders

Subject to the provisions of the Act, no shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation’s business which, in the reasonable opinion of the board, could be inexpedient in the interests of the shareholders or the Corporation to communicate to the public. The board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Corporation or any of them shall be open to the inspection of shareholders and no shareholder shall have any right to inspect any account, record or document of the Corporation except as conferred by the Act or authorized by the board.

SECTION 3

BORROWING AND SECURITY

3.1	Borrowing Power

Without limiting the borrowing powers of the Corporation as set forth in the Act, the board may, without authorization of the shareholders, from time to time:

(a)	borrow money upon the credit of the Corporation;

(b)	issue, reissue, sell, pledge or hypothecate bonds, debentures, notes or other evidence of indebtedness or guarantee of the Corporation, whether secured or unsecured;

(c)	subject to the Act, give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

(d)	mortgage, hypothecate, pledge or otherwise create a security interest in or charge upon all or any real or personal, movable or immovable property of the Corporation, owned or subsequently acquired, including book debts, rights, powers, franchises and undertakings by way of mortgage, hypothec, pledge or otherwise, to secure payment of any such evidence of indebtedness, guarantee or other obligation of the Corporation, whether present or future.

Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.2	Delegation

The board may from time to time by resolution delegate to one or more directors, a committee of directors or one or more officers of the Corporation all or any of the powers conferred on the board by section 3.1 or by the Act to such extent and in such manner as the board shall determine at the time of each such delegation.

SECTION 4

DIRECTORS

4.1	Number of Directors and Quorum

Until changed in accordance with the Act, the board shall consist of not fewer than the minimum number and not more than the maximum number of directors provided in the articles. Subject to the Act and to section 4.8 hereof, the quorum for the transaction of business at any meeting of the board shall consist of a majority of such number of directors as determined from time to time according to the Act.

4.2	Qualification

No person shall be qualified for election as a director if such person is less than 18 years of age; if such person has been found under the Substitute Decisions Act, 1992 or under the Mental Health Act to be incapable of managing property or who has been found to be incapable by a court in Canada or elsewhere; if such person is not an individual; or if such person has the status of a bankrupt. A director need not be a shareholder. At least 25 per cent of the directors shall be resident Canadians but where the Corporation has less than four directors, at least one shall be a resident Canadian. For so long as the Corporation is an offering corporation, the minimum number of directors shall not be less than three and at least one-third of the directors shall not be officers or employees of the Corporation or any of its affiliates.

4.3	Election and Term

Directors shall be elected yearly to hold office until the close of the next annual meeting of shareholders. Where directors fail to be elected at any such meeting of shareholders, then notwithstanding the preceding sentence, the incumbent directors shall continue in office until their successors are elected. The number of directors to be elected at any such meeting shall be the number of directors as shall be determined from time to time by special resolution or, if a special resolution empowers the directors to determine the number, by resolution of directors. The election shall be by resolution.

4.4	Removal of Directors

Subject to the provisions of the Act, the shareholders may by ordinary resolution passed at a meeting of shareholders remove any director or directors from office and the vacancy created by such removal may be filled at the same meeting at which a director was removed, failing which it may be filled by a quorum of directors.

4.5	Vacation of Office

A person ceases to hold the office of director of the Corporation when such person dies; subject to the Act, such person resigns; such person is removed from office by the shareholders; or such person ceases to be qualified for election as a director. A resignation of a director becomes effective at the time a written resignation is received by the Corporation or at the time specified in the resignation, whichever is later.

4.6	Vacancies; Appointment of Additional Directors

Subject to the Act, a quorum of the board may fill a vacancy in the board, except a vacancy resulting from an increase in the number or maximum number of directors or from a failure to elect the number of directors required to be elected at any meeting of shareholders. In the absence of a quorum of the board, or if there has been a failure to elect the number of directors required by the articles or by the Act, the board shall forthwith call a special meeting of shareholders to fill the vacancy. If the board fails to call such meeting or if there are no directors then in office, any shareholder may call the special meeting of shareholders. Any director appointed or elected to fill such vacancy holds office for the unexpired term of such director’s predecessor. Where the board has been empowered to fix the number of directors within the minimum and maximum number of directors as specified in the articles, the board may appoint one or more additional directors who shall hold office until the close of the next annual meeting but the total number of additional directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of shareholders of the Corporation.

4.7	Action by the Board

The board shall manage or supervise the management of the business and affairs of the Corporation. Subject to section 4.8, the powers of the board may be exercised by resolution passed at a meeting at which a quorum is present or by resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of the board. Where there is a vacancy in the board, the remaining directors may exercise all the powers of the board so long as a quorum remains in office. A resolution in writing, signed by all the directors entitled to vote on that resolution at a meeting of directors or a committee of directors, is as valid as if it had been passed at a meeting of directors or a committee of directors.

4.8	Meetings by Telephone, Electronic or Other Communication Facility

If all the directors present at or participating in the meeting consent, a meeting of the board or of a committee of the board may be held by means of such telephone, electronic or other communications facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and a director participating in such a meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board held while a director holds office.

4.9	Place of Meetings

Meetings of the board may be held at any place within or outside Ontario and it shall not be necessary that, in any financial year of the Corporation, a majority of the meetings of the board be held at a place within Canada.

4.10	Calling of Meetings

Meetings of the board shall be held from time to time at such time and at such place as the chair of the board, the chief executive officer, the president, or any two directors may determine.

4.11	Notice of Meeting

Notice of the time and place of each meeting of the board shall be given in the manner provided in section 12.1 to each director not less than 48 hours before the time of the meeting. A notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business to be specified. A director may in any manner and at any time waive a notice of a meeting of the board. Attendance of a director at a meeting of directors is a waiver of notice of the meeting except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

4.12	First Meeting of New Board

Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareholders at which such board is elected.

4.13	Adjourned Meeting

Notice of an adjourned meeting of the board is not required to be given if the time and place of the adjourned meeting is announced at the original meeting.

4.14	Regular Meetings

The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

4.15	Chair

The chair of any meeting of the board shall be the first mentioned of such of the following officers as have been appointed and who is a director and is present at the meeting: chair of the board, vice-chair of the board, lead director, chief executive officer, president, or a vice-president who is a director. If no such officer is present, the directors present shall choose one of their number to be chair.

4.16	Votes to Govern

At all meetings of the board every question shall be decided by a majority of the votes cast on the question.

4.17	Conflict of Interest

A director or officer who is a party to, or who is a director or officer of or has a material interest in any person who is a party to, a material contract or transaction or proposed material contract or transaction with the Corporation shall disclose the nature and extent of the individual’s interest at the time and in the manner provided by the Act. Any such contract or transaction or proposed contract or transaction shall be referred to the board or the shareholders for approval even if such contract is one that in the ordinary course of the Corporation’s business would not require approval by the board or the shareholders, and a director interested in a contract so referred to the board shall not attend any part of a meeting of directors during which the contract or transaction is discussed and shall not vote on any resolution to approve the same except as provided by the Act. If no quorum exists for the purpose of voting on a resolution to approve a contract or transaction only because a director is not permitted to be present at the meeting by reason of the foregoing, the remaining directors shall be deemed to constitute a quorum for the purposes of voting on the resolution. Where all of the directors are required to disclose their interests pursuant to this section and the Act, the contract or transaction may be approved only by the shareholders.

4.18	Remuneration and Expenses

The directors shall be paid such remuneration for their services as the board may from time to time determine. The directors shall also be entitled to be reimbursed for traveling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

SECTION 5

COMMITTEES

5.1	Committee of Directors

The board may appoint from its members one or more committees of directors, however designated, and delegate to any such committee any of the powers of the board except those which, under the Act, a committee of directors has no authority to exercise.

5.2	Transaction of Business

The powers of a committee of directors may be exercised by a meeting at which a quorum of the committee is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place within or outside Ontario.

5.3	Advisory Bodies

The board may from time to time appoint such advisory bodies as it may deem desirable.

5.4	Procedure

Unless otherwise determined by the board, each committee of directors and advisory body shall have the power to fix its quorum at not less than a majority of its members, to elect its chair and to regulate its procedure.

5.5	Audit Committee

If the Corporation is an offering corporation, the board shall elect annually from among its number an audit committee to be composed of not fewer than 3 directors of whom a majority shall not be officers or employees of the Corporation or any of its affiliates. The audit committee shall have the powers and duties provided in the Act. If the Corporation is a reporting issuer under the securities laws of Ontario or another jurisdiction in Canada, then all the members of the audit committee shall be independent directors, if so required by applicable securities laws at any time, subject to any exceptions or exemptions provided in such securities laws.

SECTION 6

OFFICERS

6.1	Appointment

The board may from time to time appoint a chief executive officer, a president, one or more vice-presidents (to which title may be added words indicating seniority or function), a chief financial officer, a secretary, a treasurer and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. The board may specify the duties of and, in accordance with this by-law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Subject to sections 6.2 and 6.3, an officer may but need not be a director and one person may hold more than one office.

6.2	Chair of the Board

The board may from time to time also appoint a chair of the board who shall be a director. If appointed, the board may assign to him any of the powers and duties that are by any provisions of this by-law capable of being assigned to the chief executive officer or to the president; and the individual shall, subject to the provisions of the Act, have such other powers and duties as the board may specify. During the absence or disability of the chair of the board, the individual’s duties shall be performed and the individual’s powers exercised by the vice-chair of the board, if any, or if there is no vice-chair of the board, the lead director, if any, or by the chief executive officer, if any, or the president.

6.3	Vice Chair of the Board

The board may from time to time appoint a vice-chair of the board who shall be a director. During the absence or disability of the chair of the board, the chair’s duties shall be performed and his powers exercised by the vice-chair of the board. The vice-chair of the board shall, subject to the provisions of the Act, have such other powers and duties as the board may specify.

6.4	Chief Executive Officer

The board may from time to time appoint a chief executive officer. Subject to the authority of the board and any limitations the board may prescribe, the chief executive officer shall have general supervision of the business of the Corporation; and the chief executive officer shall, subject to the provisions of the Act, have such other powers and duties as the board may specify. During the absence or disability of the president, or if no president has been appointed, the chief executive officer shall also have the powers and duties of that office.

6.5	President

The board may from time to time appoint a president who shall have such powers and duties as the board may specify, and subject to the authority of the board, the president shall be the chief operating officer. During the absence or disability of the chief executive officer, or if no chief executive officer has been or is otherwise to be appointed, subject to the authority of the board and any limitations the board may prescribe, the president shall also have the powers and duties of that office, unless the board otherwise determines.

6.6	Vice-President

The board may from time to time appoint one or more vice-presidents. Any vice-president so appointed shall have such powers and duties as the board or the chief executive officer may specify.

6.7	Chief Financial Officer

The board may from time to time appoint a chief financial officer. If so appointed, the chief financial officer will cause the preparation and maintenance of proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of funds of the Corporation and at the request of the board, will render an account of the Corporation’s financial transactions and the financial position of the Corporation. The chief financial officer shall have such other powers and duties as the board or the chief executive officer may specify.

6.8	Secretary

The board may from time to time appoint a secretary. If so appointed, the secretary shall attend and be the secretary of all meetings of the board, shareholders and committees of the board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; the secretary shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers, the auditor and members of committees of the board; the secretary shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and the secretary shall have such other powers and duties as the board or the chief executive officer may specify.

6.9	Treasurer

The board may from time to time appoint a treasurer. If so appointed, the treasurer, in the absence of a chief financial officer, shall keep proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; the treasurer shall render to the board whenever required an account of all of the treasurer’s transactions as treasurer and of the financial position of the Corporation; and the treasurer shall have such other powers and duties as the board or the chief executive officer may specify.

6.10	Powers and Duties of Other Officers

The powers and duties of all other officers shall be such as the terms of their engagement call for or as the board or the chief executive officer may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the chief executive officer otherwise directs.

6.11	Variation of Powers and Duties

The board may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer.

6.12	Term of Office

The board, in its discretion, may remove any officer of the Corporation, without prejudice to such officer’s rights under any employment contract. Otherwise, each officer appointed by the board shall hold office until such officer’s successor is appointed, or until such officer’s earlier resignation or death.

6.13	Terms of Employment and Remuneration

The terms of employment and the remuneration of officers appointed by the board shall be settled by it from time to time.

6.14	Conflict of Interest

An officer shall disclose the officer’s interest in any material contract or transaction or proposed material contract or transaction with the Corporation in accordance with section 4.17.

6.15	Agents and Attorneys

The board shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.

6.16	Fidelity Bonds

The board may require such officers, employees and agents of the Corporation as the board deems advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the board may from time to time determine.

SECTION 7

PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

7.1	Limitation of Liability

Each director and officer of the Corporation in exercising his or her powers and discharging his or her duties shall act honestly and in good faith with a view to the best interests of the Corporation and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Subject to the foregoing, no director or officer shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the monies of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the monies, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on such director’s or officer’s part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of such person’s office or in relation thereto, unless the same are occasioned by such person’s own wilful neglect or default; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act or from liability for any breach thereof.

7.2	Indemnity

Subject to the limitations contained in the Act, the Corporation shall indemnify a director or officer, a former director or officer, or a person who acts or acted at the Corporation’s request as a director or officer or in a similar capacity of another entity (including without limitation, a body corporate) and such individual’s heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which he or she is involved because of that association with the Corporation or other entity, if:

(a)	he or she acted honestly and in good faith with a view to the best interests of the Corporation or, as the case may be, with a view to the best interests of the other entity for which the individual acted as a director or officer or in a similar capacity at the Corporation’s request; and

(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful.

The Corporation shall also indemnify such person in such other circumstances as the Act permits or requires.

7.3	Advance of Costs

The Corporation, if authorized by the board, may advance money to a director, officer or other individual referred to in section 7.2 hereof for the costs, charges and expenses of a proceeding referred to in section 7.2. The individual shall repay the money if the individual does not fulfill the conditions set out in paragraphs 7.2(a) and 7.2(b).

7.4	Insurance

Subject to the limitations contained in the Act, the Corporation may purchase and maintain insurance for the benefit of any person referred to in section 7.2 hereof.

7.5	Legal Proceedings

The board is authorized from time to time to: (a) retain and instruct legal counsel to commence or defend legal proceedings on behalf of the Corporation and to authorize any settlement, compromise, waiver of privilege, plea in criminal or quasi-criminal matters, proceedings or other steps whatsoever on behalf of the Corporation as the board considers expedient; and (b) delegate to such directors, officers or employees of the Corporation as the board may designate, any or all of the foregoing powers to such extent and in such manner as the board may determine.

7.6	Derivative Actions

The Corporation may with the approval of a court authorized to give such approval by the Act, indemnify an individual referred to in section 7.2, or advance money under section 7.3, in respect of action by or on behalf of the Corporation or other entity to obtain a judgment in its favour, to which the individual is made a party because of the individual’s association with the Corporation or other entity as described in section 7.2, against all costs, charges and expenses reasonably incurred by the individual in connection with such action, if the individual fulfils the conditions set out in paragraphs 7.2(a) and 7.2(b).

SECTION 8

SHARES

8.1	Allotment

Subject to the provisions of the Act and the articles, the board may from time to time grant options to purchase or allot the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the board shall determine, provided that no share shall be issued until it is fully paid as prescribed by the Act.

8.2	Commissions

The board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of the person purchasing or agreeing to purchase shares of the Corporation from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

8.3	Registration of Transfer

All transfer of securities of the Corporation shall be made in accordance with the Act and the Securities Transfer Act. Subject to the provisions of the Act and the Securities Transfer Act, if a certificated security in registered form is presented to the Corporation with a request to register a transfer of the certificated security or an instruction is presented to the Corporation with a request to register a transfer of an uncertificated security, the Corporation shall register the transfer as requested provided that:

(a)	under the terms of the security, the proposed transferee is eligible to have the security registered in that person’s name;

(b)	the endorsement or instruction is made by the “appropriate person” (as determined in accordance with the Securities Transfer Act) or by an agent who has actual authority to act on behalf of the appropriate person;

(c)	reasonable assurance, in a manner determined by the board (or by any person or persons designated by the board) and in accordance with the Securities Transfer Act, is given that the endorsement or instruction is genuine and authorized;

(d)	any applicable law relating to the collection of taxes has been complied with and upon any fees prescribed by the board;

(e)	the transfer does not violate any restriction on transfer imposed by statute or by the Corporation, including a lien imposed by the Corporation in accordance with section 8.5 hereof; and

(f)	the transfer is rightful or is to a protected purchaser, as determined in accordance with the Securities Transfer Act.

8.4	Transfer Agents and Registrars

The board may from time to time appoint a registrar to maintain the securities register and a transfer agent to maintain the register of transfers and may also appoint one or more branch registrars to maintain branch securities registers and one or more branch transfer agents to maintain branch registers of transfers, but one person may be appointed both registrar and transfer agent. The board may at any time terminate any such appointment.

8.5	Lien for Indebtedness

If the articles provide that the Corporation shall have a lien on shares registered in the name of a shareholder indebted to the Corporation, such lien may be enforced, subject to any other provisions of the articles and to the Act, by the sale of the shares thereby affected or by any other action, suit, remedy or proceeding authorized or permitted by law or by equity and pending such enforcement, the Corporation may refuse to register a transfer of the whole or any part of such shares.

8.6	Non-Recognition of Trusts

Subject to the provisions of the Act, the Corporation shall treat the registered holder of a security as the person exclusively entitled to vote, to receive notices, to receive any interest, dividend or other payments in respect of such security, and otherwise to exercise all the rights and powers of an owner of such security.

8.7	Share Certificates and Uncertificated Securities

A share issued by the Corporation may be represented by a share certificate or may be an uncertificated security in accordance with the Act and the Securities Transfer Act. Unless the articles of the Corporation otherwise provide, the board may determine that any class or series of the Corporation’s securities shall be uncertificated securities, provided that such determination by the board shall not apply to securities represented by a certificate until such certificate is surrendered to the Corporation. Every holder of one or more shares of the Corporation that are certificated securities shall be entitled, at the holder’s option, to a share certificate, or to a non-transferable written acknowledgment of the holder’s right to obtain a share certificate, stating the number and class or series of shares held by the holder as shown on the securities register. Share certificates and acknowledgements of a shareholder’s right to a share certificate, respectively, shall be in such form as the board shall from time to time approve. Any share certificate shall be signed in accordance with section 2.4 and need not be under the corporate seal; provided that, unless the board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing officers or, in the case of share certificates which are not valid unless countersigned by or on behalf of a transfer agent and/or registrar, the signatures of both signing officers, may be printed or mechanically reproduced in facsimile upon share certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that the person whose facsimile signature appears thereon has ceased to be a director or an officer of the Corporation at the date of issue of the certificate.

8.8	Replacement of Share Certificates

The board or any officer or agent designated by the board may in its or such person’s discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken if the owner:

(a)	so requests before the Corporation has notice that the share certificate has been acquired by a protected purchaser;

(b)	unless the board otherwise determines in a particular case, furnishes the Corporation with an indemnity bond sufficient, in the opinion of the board, to protect the Corporation and any transfer agent, registrar or other agent of the Corporation from any loss that the Corporation or any of them may suffer by complying with the request to issue the new share certificate; and

(c)	satisfies any other reasonable requirements imposed by the Corporation from time to time, whether generally or in any particular case.

8.9	Joint Shareholders

If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate or written acknowledgment referred to in section 8.7 in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

8.10	Deceased Shareholders

In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents.

SECTION 9

DIVIDENDS AND RIGHTS

9.1	Dividends

The board may from time to time declare dividends payable to the shareholders according to their respective rights and interests in the Corporation. Dividends may be paid by issuing fully paid shares of the Corporation and, subject to the provisions of the Act, in money or property.

9.2	Dividend Cheques

A dividend payable in cash shall be paid by cheque of the Corporation drawn on the Corporation’s bankers or one of them or if the Corporation has appointed a disbursement agent, by cheque of the disbursement agent drawn on the disbursement agent’s bankers or one of them (or by other means by which such agent effects such payments in the normal course of its business as a disbursement agent) to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at such holder’s recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.3	Non-Receipt of Cheques

In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue or cause to be issued to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

9.4	Record Date for Dividends and Rights

Subject to the Act and the rules of any stock exchange on which the shares of the Corporation are listed, the board may fix in advance, within the period prescribed by the Act, a date as a record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities, provided that, unless notice of the record date is waived in writing by every holder of a share of the class or series affected whose name is set out in the securities register at the close of business on the day the board fixes the record date, notice of any such record date shall be given by the Corporation within the period prescribed by the Act, by newspaper advertisement in the manner provided in the Act and by written notice to each stock exchange on which the shares of the Corporation are listed for trading. Where no record date is fixed in advance as aforesaid, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

9.5	Unclaimed Dividends

Subject to the Act, any dividend unclaimed after a period of 6 years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

SECTION 10

MEETINGS OF SHAREHOLDERS

10.1	Annual Meetings

Subject to section 10.21, the board shall call an annual meeting of shareholders not later than eighteen months after the Corporation comes into existence and subsequently not later than fifteen months after holding the last preceding annual meeting, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing an auditor and for the transaction of such other business as may properly be brought before the meeting.

10.2	Special Meetings

The board shall have power to call a special meeting of shareholders at any time.

10.3	Place of Meetings

Meetings of shareholders shall be held at such place in or outside Ontario as the board, or any person to whom such decision is delegated by the board, may from time to time determine or, in the absence of such a determination, at the place where the registered office of the Corporation is located.

10.4	Notice of Meetings

Notice of the time and place of each meeting of shareholders shall be given in the manner provided in section 12.1 and shall be sent:

(a)	if the Corporation is an offering corporation, not less than 21 days; and

(b)	if the Corporation is not an offering corporation, not less than 10 days;

and in either case, not more than 50 days before the date of the meeting, to each director, to the auditor and to each shareholder who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. Subject to the Act and any other applicable law, notice of a meeting of shareholders called for any purpose other than consideration of the minutes of an earlier meeting, consideration of the financial statements and auditor’s report, election of directors and reappointment of the incumbent auditor, shall state or be accompanied by a statement of the nature of such business in sufficient detail to permit the shareholder to form a reasoned judgment thereon, and the text of any special resolution or by-law to be submitted to the meeting. A shareholder and any other person entitled to attend a meeting of shareholders may in any manner and at any time waive notice of or otherwise consent to a meeting of shareholders.

10.5	Nomination of Directors

Subject only to the Act, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the board may be made at any annual meeting of shareholders, or at any special meeting of shareholders (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting), (a) by or at the direction of the board or an authorized officer of the Corporation, including pursuant to a notice of meeting, (b) by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Act or a requisition of the shareholders made in accordance with the provisions of the Act or (c) by any person (a “Nominating Shareholder”) (i) who, at the close of business on the date of the giving of the notice provided for below in this section 10.5 and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and (ii) who complies with the notice procedures set forth below in this section 10.5:

(A)	In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, such person must have given (a) timely notice thereof in proper written form to the secretary of the Corporation at the principal executive offices of the Corporation in accordance with this section 10.5 and (b) the representation and agreement with respect to each candidate for nomination as required by, and within the time period specified in, subsection 10.5(D).

(B)	To be timely under subsection 10.5(A)(a), a Nominating Shareholder’s notice to the secretary of the Corporation must be made (a) in the case of an annual meeting of shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is called for a date that is less than 40 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the tenth (10th) day following the Notice Date; and (b) in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made. Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this paragraph (B).

(C)

To be in proper written form, a Nominating Shareholder’s notice to the secretary of the Corporation, under subsection 10.5(A)(a), must set forth (a) as to each person whom the Nominating Shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares in the capital of the Corporation which are controlled or which are owned beneficially or of record by the person as of the record date for the Meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, (iv) a statement as to whether such person would be “independent” of the Corporation (within the meaning of sections 1.4 and 1.5 of National Instrument 52-110 – Audit Committees of the Canadian Securities Administrators, as such provisions may be amended from time to time) if elected as a director at such meeting and the reasons and basis for such determination and (v) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws; and (b) as to the Nominating Shareholder giving the notice, (i) any information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws, and (ii) the class or series and number of shares in the capital of the Corporation which are controlled or which are owned beneficially or of record by the Nominating Shareholder as of the record date for the Meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice.

(D)	To be eligible to be a candidate for election as a director of the Corporation and to be duly nominated, a candidate must be nominated in the manner prescribed in this section 10.5 and the candidate for nomination, whether nominated by the board or otherwise, must have previously delivered to the secretary of the Corporation at the principal executive offices of the Corporation, not less than 5 days prior to the date of the Meeting of Shareholders, a written representation and agreement (in form provided by the Corporation) that such candidate for nomination, if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, share ownership, majority voting and insider trading policies and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect).

(E)	No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this section 10.5; provided, however, that nothing in this section 10.5 shall be deemed to preclude discussion by a shareholder (as distinct from nominating directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Act. The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

(F)	For purposes of this section 10.5:

(a)	“Affiliate”, when used to indicate a relationship with a person, shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person;

(b)	“Applicable Securities Laws” means (i) the United States Securities Exchange Act of 1934, as amended, and the notes and regulations promulgated from time to time thereunder and (ii) the Securities Act (Ontario) and the equivalent legislation in the other provinces and in the territories of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commissions and similar regulatory authorities of each of the applicable provinces and territories of Canada;

(c)	“Associate”, when used to indicate a relationship with a specified person, shall mean (i) any corporation or trust of which such person owns beneficially, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of such corporation or trust for the time being outstanding, (ii) any partner of that person, (iii) any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity, (iv) a spouse of such specified person, (v) any person of either sex with whom such specified person is living in conjugal relationship outside marriage or (vi) any relative of such specified person or of a person mentioned in clauses (iv) or (v) of this definition if that relative has the same residence as the specified person;

(d)	“Derivatives Contract” shall mean a contract between two parties (the “Receiving Party” and the “Counterparty”) that is designed to expose the Receiving Party to economic benefits and risks that correspond substantially to the ownership by the Receiving Party of a number of shares in the capital of the Corporation or securities convertible into such shares specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Securities”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, shares in the capital of the Corporation or securities convertible into such shares or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate governmental authority shall not be deemed to be Derivatives Contracts;

(e)	“Meeting of Shareholders” shall mean such annual shareholders meeting or special shareholders meeting, whether general or not, at which one or more persons are nominated for election to the board by a Nominating Shareholder;

(f)	“owned beneficially” or “owns beneficially” means, in connection with the ownership of shares in the capital of the Corporation by a person, (i) any such shares as to which such person or any of such person’s Affiliates or Associates owns at law or in equity, or has the right to acquire or become the owner at law or in equity, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, upon the exercise of any conversion right, exchange right or purchase right attaching to any securities, or pursuant to any agreement, arrangement, pledge or understanding whether or not in writing; (ii) any such shares as to which such person or any of such person’s Affiliates or Associates has the right to vote, or the right to direct the voting, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, pursuant to any agreement, arrangement, pledge or understanding whether or not in writing; (iii) any such shares which are beneficially owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such person or any of such person’s Affiliates or Associates is a Receiving Party; provided, however that the number of shares that a person owns beneficially pursuant to this clause (iii) in connection with a particular Derivatives Contract shall not exceed the number of Notional Securities with respect to such Derivatives Contract; provided, further, that the number of securities owned beneficially by each Counterparty (including their respective Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause be deemed to include all securities that are owned beneficially, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Affiliates or Associates) is a Receiving Party and this proviso shall be applied to successive Counterparties as appropriate; and (iv) any such shares which are owned beneficially within the meaning of this definition by any other person with whom such person is acting jointly or in concert with respect to the Corporation or any of its securities; and

(g)	“public announcement” shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Corporation or its agents under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com.

(G)

Notwithstanding section 12, notice or any delivery given to the secretary of the Corporation pursuant to this section 10.5 may only be given by personal delivery, facsimile transmission or by email (provided that the secretary of the Corporation has stipulated an email address for purposes of this notice, at such email address as stipulated from time to time), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission

(provided that receipt of confirmation of such transmission has been received) to the secretary at the address of the principal executive offices of the Corporation; provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

(H)	In no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder’s notice as described in subsection 10.5(B) or the delivery of a representation and agreement as described in subsection 10.5(D).

10.6	List of Shareholders Entitled to Notice

For every meeting of shareholders, the Corporation shall prepare or cause to be prepared a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares entitled to vote at the meeting held by each shareholder. If a record date for the meeting is fixed pursuant to section 10.7, the shareholders listed shall be those registered at the close of business on such record date. If no record date is fixed, the shareholders listed shall be those registered at the close of business on the day immediately preceding the day on which notice of the meeting is given, or where no such notice is given, on the day on which the meeting is held. Such list shall be prepared, if a record date for the determination of shareholders entitled to notice of the meeting is fixed pursuant to section 10.7, not later than 10 days after such record date and if no record date is fixed, at the close of business on the day on which notice is given or where no notice is given, on the day on which the meeting is held. The list shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the central securities register is maintained and at the meeting for which the list was prepared. Where a separate list of shareholders has not been prepared, the names of persons appearing in the securities register at the requisite time as the holder of one or more shares carrying the right to vote at such meeting shall be deemed to be a list of shareholders.

10.7	Record Date for Notice

The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than 60 days and not less than 30 days, as a record date for the determination of the shareholders entitled to notice of the meeting. If a record date is fixed, unless notice thereof is waived in writing by every holder of a share of the class or series affected whose name is set out in the share register at the close of business on the day the board fixes the record date, notice thereof shall, not less than seven days before the date so fixed, be given in the manner provided in the Act. If no record date is so fixed, the record date for the determination of the shareholders entitled to receive notice of the meeting shall be the close of business on the day immediately preceding the day on which the notice is given or if no notice is given, the day on which the meeting is held.

10.8	Meetings without Notice

A meeting of shareholders may be held without notice at any time and place permitted by the Act:

(a)	if all the shareholders entitled to vote thereat are present in person or represented by proxy except where they attend the meeting for the express purpose of objecting that the meeting is not duly called or if those not present or represented by proxy waive notice of or otherwise consent to such meeting being held; and

(b)	if the auditor and the directors are present except where they attend the meeting for the express purpose of objecting that the meeting is not duly called or waive notice of or otherwise consent to such meeting being held.

At such a meeting any business may be transacted which the Corporation at a meeting of shareholders may transact.

10.9	Chair, Secretary and Scrutineers

The chair of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting and prepared to act as chair of the meeting: chair of the board, vice-chair of the board, chief executive officer, president, or a vice-president who is a shareholder. If none of such officers is present within 15 minutes after the time fixed for the holding of the meeting, or none of such officers that are present are prepared to act as chair of the meeting, the persons present and entitled to vote shall choose a person from their number to be the chair. If the secretary of the Corporation is absent, the chair shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chair with the consent of the meeting.

10.10	Persons Entitled to be Present

The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and the auditor of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the articles or by-laws of the Corporation to be present at the meeting. Any other person may be admitted only on the invitation of the chair of the meeting or with the consent of the meeting.

10.11	Quorum

A quorum for the transaction of business at any meeting of shareholders shall be two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder for a shareholder so entitled, holding or representing in the aggregate not less than one-third of the issued and outstanding shares of the Corporation entitling the holders thereof to vote at such meeting. If a quorum is present at the opening of any meeting of shareholders, the shareholders present or represented may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If a quorum is not present at the time appointed for the meeting or within a reasonable time thereafter as the shareholders may determine, the shareholders present or represented may adjourn the meeting to a fixed time and place but may not transact any other business.

10.12	Right to Vote and Record Date for Voting

Subject to the provisions of the Act as to authorized representatives of any other body corporate, at any meeting of shareholders in respect of which the Corporation has prepared the list referred to in section 10.6, every person who is named in such list shall be entitled to vote the shares shown thereon opposite such person’s name at the meeting to which the list relates.

In the absence of a list prepared as aforesaid in respect of a meeting of shareholders, every person shall be entitled to vote at the meeting whose name appears in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

10.13	Proxies

Every shareholder entitled to vote at a meeting of shareholders may by means of a proxy appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, as such shareholder’s nominees to attend and act at the meeting in the manner, to the extent and with the authority conferred by the proxy. To be effective, each proxy must be signed in writing or by electronic signature in accordance with the Act by the shareholder or his attorney authorized by a document that is signed in writing or by electronic signature in accordance with the Act or, if the shareholder is a body corporate, by an officer or attorney thereof duly authorized. Every form of proxy shall comply with the Act.

10.14	Time for Deposit of Proxies

The board may by resolution fix a time not exceeding 48 hours, excluding Saturdays and holidays, preceding any meeting or adjourned meeting of shareholders, before which time proxies to be used at that meeting must be deposited with the Corporation or an agent thereof, and any period of time so fixed shall be specified in the notice calling the meeting. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the secretary of the Corporation or by the chair of the meeting or any adjournment thereof prior to the time of voting.

10.15	Joint Shareholders

If two or more persons hold shares jointly, any one of them present in person or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote the shares; but if two or more of those persons are present in person or represented by proxy and vote, they shall vote as one on the shares jointly held by them.

10.16	Votes to Govern

At any meeting of shareholders every question shall, unless otherwise required by the articles or by-laws of the Corporation or by the Act, or by the requirements of any stock exchange on which the Corporation’s shares are then listed, be determined by the majority of the votes cast on the question. In case of an equality of votes, whether upon a show of hands, a poll or a vote conducted by means of a telephonic, electronic or other communication facility, the chair presiding at the meeting shall not be entitled to a second or casting vote.

10.17	Show of Hands

Subject to the provisions of the Act, any question at a meeting of shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chair of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question.

10.18	Electronic Voting

Despite section 10.17, any vote referred to in section 10.17, if so permitted by and in accordance with the Act, may be held entirely by means of telephonic, electronic or other communication facility, if the Corporation elects to make available such a communication facility.

10.19	Ballots

On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereon, any shareholder or proxyholder entitled to vote at the meeting or the chair of the meeting, may require or demand a ballot. A ballot so required or demanded shall be taken in such manner as the chair shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken, each person present shall be entitled, in respect of the shares which such person is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

10.20	Adjournment

If a quorum is not present at the time appointed for a meeting of shareholders or within such reasonable time thereafter as the shareholders present may determine, the shareholders present may adjourn the meeting to a fixed time and place but may not transact any other business. If a meeting of shareholders is adjourned for less than 30 days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that is adjourned. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting.

10.21	Resolution in Writing

A resolution in writing signed by all the shareholders (or their attorneys authorized in writing) entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of the shareholders unless a written statement with respect to the subject matter of the resolution is submitted by a director or the auditor of the Corporation in accordance with the Act.

10.22	Only One Shareholder

Where the Corporation has only one shareholder or only one holder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting.

SECTION 11

DIVISIONS AND DEPARTMENTS

11.1	Creation and Consolidation of Divisions

The board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis, including without limitation, character or type of operation, geographical territory, product manufactured or service rendered, as the board may consider appropriate in each case. The board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the board may consider appropriate in each case.

11.2	Name of Division

Any division or its sub-units may be designated by such name as the board may from time to time determine and may transact business under such name, provided that the Corporation shall set out its name in legible characters in all contracts, invoices, negotiable instruments and orders for goods or services issued or made by or on behalf of the Corporation.

11.3	Officers of Divisions

From time to time the board or, if authorized by the board, the chief executive officer, may appoint one or more officers for any division, prescribe their powers and duties and settle their terms of employment and remuneration. The board or, if authorized by the board, the chief executive officer, may remove at its or the chief executive officer’s pleasure any officer so appointed, without prejudice to such officer’s rights under any employment contract. Officers of divisions or their sub-units shall not, as such, be officers of the Corporation.

SECTION 12

NOTICES

12.1	Method of Giving Notice

Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the articles, the by-laws or otherwise to a shareholder, director, officer, auditor or member of a committee of the board shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to the person’s recorded address or if mailed to the person at their recorded address by prepaid ordinary or air mail or if sent to the person at their recorded address by any means of transmitted or recorded communication or if transmitted or accessed by the person in accordance with the provisions of the Act and the Electronic Commerce Act governing electronic documents. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been received on the fifth day after mailing; a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch; and a notice so given in accordance with provisions of the Act and the Electronic Commerce Act governing electronic documents shall be deemed to have been given in accordance with the rules contained in such provisions. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by the secretary to be reliable.

12.2	Notice to Joint Shareholders

If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice to one of such persons shall be sufficient notice to all of them.

12.3	Computation of Time

In computing the date when notice must be given under any provision requiring a specified number of days’ notice of any meeting or other event, “day” means a clear day and a period of days shall be deemed to commence the day following the event that began the period and shall be deemed to terminate at midnight of the last day of the period except that if the last day of the period falls on a Sunday or holiday, the period shall terminate at midnight of the day next following that is not a Sunday or holiday.

12.4	Undelivered Notices

If any notice given to a shareholder pursuant to section 12.1 is returned on three consecutive occasions because the shareholder cannot be found, the Corporation shall not be required to give any further notices to such shareholder until the shareholder informs the Corporation in writing of the shareholder’s new address.

12.5	Omissions and Errors

The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

12.6	Persons Entitled by Death or Operation of Law

Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom such person derives such person’s title to such share prior to such person’s name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which such person became so entitled) and prior to such person furnishing to the Corporation the proof of authority or evidence of such person’s entitlement prescribed by the Act.

12.7	Waiver of Notice

Any shareholder (or the shareholder’s duly appointed proxyholder), director, officer, auditor or member of a committee of the board may at any time waive the sending of any notice, or waive or abridge the time for any notice, required to be given to the person under any provision of the Act, the regulations thereunder, the articles, the by-laws or otherwise and such waiver or abridgement shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing or by electronic means in accordance with the Act and the Electronic Commerce Act except a waiver of notice of a meeting of shareholders or of the board or a committee of the board which may be given in any manner.

SECTION 13

REPEAL

13.1	Repeal

By-Laws No. 6 and 7 of the Corporation is repealed as of the coming into force of this by-law. Such repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under, or the validity of any contract or agreement made pursuant to, any such by-law prior to its repeal. All officers and persons acting under any by-law so repealed shall continue to act as if appointed under the provisions of this by-law and all resolutions of the shareholders or the board or a committee of the board with continuing effect passed under any repealed by-law shall continue to be good and valid except to the extent inconsistent with this by-law and until amended or repealed.

SECTION 14

EFFECTIVE DATE

14.1	Effective Date

This by-law shall come into force when enacted by the directors, subject to the Act.

ENACTED by the Board the 18th day of March, 2013.

WITNESS the corporate seal of the Corporation.

“Richard E. Gaetz”	“Fayaz D. Suleman”	c/s
Chief Executive Officer – Richard E. Gaetz	Chief Financial Officer and Secretary – Fayaz D. Suleman

CONFIRMED by the shareholders the      day of             , 2013.

c/s
Chief Financial Officer and Secretary – Fayaz D. Suleman

Computershare 9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

Security Class Holder Account Number	COMMON

Form of Proxy – Annual General and Special Meeting to be held on May 15, 2013

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.	Every holder has the right to appoint some other person or company of their choice, who need not be a shareholder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.

4.	If this proxy is not dated in the space provided (see reverse), it will be deemed to bear the date on which it is mailed by Management to the holder.

5.	The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted FOR all of the resolutions set forth in this proxy (see reverse).

6.	The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8.	This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 4:30 p.m., Toronto time, on May 13, 2013.

Appointment of Proxyholder

I/We being holder(s) of common shares of Vitran Corporation Inc. (the “Company”) hereby appoint: William S. Deluce, the Interim President and Chief Executive Officer of the Company, or failing this person, Richard D. McGraw, a director of the Company

OR	Print the name of the person or company you are appointing if this person or company is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of VITRAN CORPORATION INC. to be held at the offices of the Company, 185 The West Mall, Suite 701, Toronto, Ontario, M9C 5L5 on May 15, 2013 at 4:30 p.m., Eastern Standard Time, and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY	HIGHLIGHTED TEXT	OVER THE BOXES.

1. Election of Directors

A “WITHHOLD” VOTE WILL BE CONSIDERED TO BE AN “AGAINST” VOTE ON AND SUBJECT TO THE APPLICATION OF THE COMPANY’S MAJORITY VOTING POLICY. SEE “ELECTION OF DIRECTORS – MAJORITY VOTING POLICY” IN THE ACCOMPANYING MANAGEMENT INFORMATION CIRCULAR.

	For	Withhold		For	Withhold

01. Richard D. McGraw	☐	☐	02. William S. Deluce	☐	☐

03. John R. Gossling	☐	☐	04. Georges L. Hébert	☐	☐

05. David S. McClimon	☐	☐

			For	Withhold
2.	Appointment of Auditors
Appointment of KPMG LLP as Auditors of the Company and authorizing the directors of the Company to fix their remuneration.			☐	☐

		For	Against	Abstain
3.	Advisory Vote on Compensation of Named Executive Officers
Advisory resolution to approve the compensation of the named executive officers as disclosed in the accompanying Management Information Circular.		☐	☐	☐

		For	Against	Abstain
4.	Amended and Restated Stock Option Plan
Approval of the Company’s amended and restated option plan as described in the accompanying Management Information Circular.		☐	☐	☐

		For	Against	Abstain
5.	Resolution Approving By-Law No. 8, other than Sections 4.16 (Resolution 6) and 10.5 (Resolution 7)
Approval of a resolution confirming By-Law No. 8 (other than the elimination of the ‘casting’ vote in favour of the Chair of the meeting of the board of directors and the adoption of advance notice provisions with respect to the nomination of directors, which are the subjects of resolutions 6 and 7, respectively) as the new general by-law, which new general by-law effects changes to the previous by-laws that are primarily ministerial in nature.

		For	Against	Abstain
6.	Resolution Approving Section 4.16 of By-Law No. 8, which eliminates the Chair’s casting vote
Approval of a resolution confirming Section 4.16 of By-Law No. 8, which effects a change to the previous by-laws of the Company to eliminate the second or ‘casting’ vote in favour of the Chair of the meeting of the board of directors of the Company if there is a tie in the votes cast by directors at such meeting.		☐	☐	☐

		For	Against	Abstain
7.	Resolution Approving Section 10.5 of By-Law No. 8, which provides for the adoption of advance notice provisions
Approval of a resolution confirming Section 10.5 of By-Law No. 8, which effects a change to the previous by-laws of the Company to provide for advance notice provisions with respect to the nomination of directors.		☐	☐	☐

Each of resolutions 5, 6 and 7 is mutually conditioned upon the approval of all three resolutions as set forth in the accompanying Management Information Circular.

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)	Date

Interim Financial Statements - Mark this box if you would like to receive interim financial statements and related Management’s Discussion and Analysis by mail	☐	Annual Report - Mark this box if you would like to receive the Annual Report and related Management’s Discussion and Analysis by mail.	☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.